As filed with the Securities and Exchange Commission on June 28, 2012

File Nos. 333-56018 and 811-10303

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 33	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 34	[X]

BUFFALO FUNDS
(Exact Name of Registrant as Specified in Charter)

5420 W. 61st Place
Shawnee Mission, KS 66205
(Address of Principal Executive Offices) (Zip Code)

(913) 384-1513
(Registrant’s Telephone Number, Including Area Code)

Kent W. Gasaway
5420 West 61st Place
Shawnee Mission, KS 66205
(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[ ]	on June 29, 2012 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 33 to the Registration Statement is being filed for the purpose of responding to Staff comments regarding the name change of the Buffalo Science & Technology Fund to “Buffalo Discovery Fund” and making related revisions to its principal investment strategy as well as to add the audited financial statements and certain related financial information for the fiscal year ended March 31, 2012 for the Buffalo Funds.

BUFFALO FUNDS

BUFFALO CHINA FUND  (BUFCX)

BUFFALO DISCOVERY FUND  (BUFTX)

BUFFALO FLEXIBLE INCOME FUND  (BUFBX)

BUFFALO GROWTH FUND  (BUFGX)

BUFFALO HIGH YIELD FUND  (BUFHX)

BUFFALO INTERNATIONAL FUND  (BUFIX)

BUFFALO LARGE CAP FUND  (BUFEX)

BUFFALO MICRO CAP FUND  (BUFOX)

BUFFALO MID CAP FUND  (BUFMX)

BUFFALO SMALL CAP FUND  (BUFSX)

Prospectus

June 29, 2012

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Buffalo China Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo China Fund (“China Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.80%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
China Fund	$183	$566	$975	$2,116

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The China Fund normally invests at least 80% of its net assets in equity securities of “China Companies,” as defined below, with the possibility of investments in convertible debt securities.  The Fund may invest in China Companies of any size.  The Fund considers China Companies to be those companies which meet at least one of the following criteria:

•
are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”) (including companies which may not have a substantial economic presence in China); or

•	issue securities for which the principal trading market is in China; or
•	derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

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In addition to its primary investments in common stocks, the China Fund may make equity investments in preferred stock, warrants, rights and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts including ADRs, European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) that represent indirect ownership interests in China Companies.  In addition to direct investments in securities of China Companies, the Fund may invest in other investment companies, including, but not limited to, exchange-traded funds (“ETFs”) that invest in China Companies.  The China Fund’s China Company portfolio securities are typically listed and traded in the United States (on the NASDAQ and NYSE) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including China’s Class A-Share and B-Share market, Taiwan, Singapore or London exchanges.

The China Fund may also invest indirectly in China Companies through equity-linked notes or swap agreements, although these investments are limited to 30% of the Buffalo China Fund’s net assets.

The China Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the China Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.

In addition to the China Fund’s main investments, the Fund may invest up to 20% of its net assets in domestic or foreign securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Companies in which the Fund may invest may be in any sector and of any size market capitalization; provided that the Advisor believes that the company’s securities will appreciate in value as a result of developments in the Chinese economy.

PRINCIPAL RISKS

The China Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the China Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the China Fund’s principal investment strategies are:

China Companies Risk – In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates.  The Chinese government could, at any time, alter or discontinue any existing economic reform programs.

Market Risk – The value of the China Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the China Fund, and you could lose money.

Management Risk – Management risk means that your investment in the China Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the China Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

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Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Shares of Other Investment Companies Risk – The Fund will indirectly bear fees and expenses charged by other investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the other investment companies.

ETF Risk – The Fund will bear the indirect fees and expenses charged by ETFs in which the Fund invests in addition to its own direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs.  ETFs are subject to the risk that the market price of an ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs, EDRs or GDRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the China Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the China Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the China Fund’s ability to repatriate both investment capital and income, which could place the China Fund’s assets at risk of total loss.

Geographic Concentration Risk – Because the China Fund invests its assets primarily in China Companies, it is subject to greater risks of adverse events that occur in that region, including political, social, religious or economic disruptions occurring in countries in which the China Fund is not invested.

Swap Agreement and Synthetic Instruments Risk – The China Fund’s investments in swap agreements and synthetic instruments may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  As result, these securities may become illiquid.  Fluctuations in the values of synthetic instruments may not correlate perfectly with the overall securities markets.

PERFORMANCE

The performance information provides some indication of the risks of investing in the China Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the China Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

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CHINA FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 7.13%
Best Quarter through December 31, 2010: June 30, 2009= 33.94%
Worst Quarter through December 31, 2010: September 30, 2008 = (30.07%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	Since Inception (12/18/2006)
Buffalo China Fund
Return Before Taxes	-23.59%	-6.67%	-6.06%
Return After Taxes on Distributions	-23.47%	-7.21%	-6.60%
Return After Taxes on Distributions and Sale of Fund Shares	-15.19%	-5.67%	-5.17%
MSCI China Free Index (reflects no deduction for fees, expenses or taxes)	-18.41%	2.52%	4.23%
Hang Seng Index (reflects no deduction for fees, expenses or taxes)	-19.97%	-1.58%	-0.80%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the China Fund’s investment advisor.

Co-Portfolio Managers. The China Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
William Kornitzer	3.5	Portfolio Manager
Nicole Kornitzer	3.5	Portfolio Manager
Yulin Li	0.4	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Discovery Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Discovery Fund (“Discovery Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.02%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery Fund	$104	$325	$563	$1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction and tax costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Discovery Fund principally invests in equity securities, including domestic common stock, preferred stock, convertible securities, warrants and rights of companies whose securities may increase in value due to the development, advancement or commercial application of innovative strategies.  Companies engaged in innovative strategies are those who, in the opinion of KCM, the Fund’s investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property.  The types of companies in which the Fund may invest range across all industries and all market capitalizations.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its security selection process for the Discovery Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from innovation.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long-term perspective.  The Advisor may sell the Discovery Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Discovery Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Discovery Fund’s investments may fluctuate.  If the value of the Discovery Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Discovery Fund’s principal investment strategies are:

Market Risk – The value of the Discovery Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Discovery Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Discovery Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Discovery Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Discovery Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Discovery Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

DISCOVERY FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 19.86%
Best Quarter through December 31, 2010: June 30, 2003 = 28.95%
Worst Quarter through December 31, 2010: June 30, 2002 = (31.24%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Discovery Fund
Return Before Taxes	-0.69%	4.80%	5.68%
Return After Taxes on Distributions	-1.67%	4.26%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.84%	4.05%	4.92%
Russell 3000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.18%	2.46%	2.74%
Lipper MultiCap Growth Index® (reflects no deduction for fees, expenses or taxes)	-4.02%	0.87%	2.78%
Lipper Science & Technology Funds Index® (reflects no deduction for fees, expenses or taxes)	-5.81%	2.73%	1.74%
NYSE Arca Tech 100 Index® (reflects no deduction for fees, expenses or taxes)	-0.75%	4.22%	4.59%

The Russell 3000 Growth Index® replaced the NYSE Arca Tech 100 Index® as the primary benchmark index for the Fund to more accurately represent the Fund’s investment approach.  The Lipper MultiCap Growth Index® replaced the Lipper Science & Technology Funds Index® as the secondary benchmark index for the Fund in connection with the change of the Fund’s name and investment objective.

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Discovery Fund’s investment advisor.

Co-Portfolio Managers. The Discovery Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Clay Brethour	11.5	Portfolio Manager
Dave Carlsen	8.5	Portfolio Manager
Elizabeth Jones	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Flexible Income Fund

INVESTMENT OBJECTIVES

The investment objectives of the Buffalo Flexible Income Fund (“Flexible Income Fund” or the “Fund”) are the generation of high current income and, as a secondary objective, the long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	1.03%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Income Fund	$105	$328	$569	$1,259

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objectives, the Flexible Income Fund invests in both debt and equity securities.  Debt securities can include government notes and bonds, mortgage and assets backed securities, bank debt, convertible debt securities, fixed and floating rate corporate debt securities, both rated and unrated, and higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  Equity securities can include common stocks, preferred stocks, rights, warrants and convertible preferred stocks.  With respect to its investments in equity securities, the Flexible Income Fund may invest in companies in any sector and of any size of market capitalization; provided, however, that Kornitzer Capital Management Inc., the Fund’s investment advisor (the “Advisor”), believes that an investment in the company’s securities is consistent with the Fund’s investment objectives.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

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The allocation of assets invested in each type of security is designed to balance income and long-term capital appreciation with reduced volatility of returns.  The Flexible Income Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Flexible Income Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Flexible Income Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.  The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.  The Fund has no limitations on principal, interest or reset terms on debt securities held in the Fund.

With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Flexible Income Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Flexible Income Fund cannot guarantee that it will achieve its investment objectives.  As with any mutual fund, the value of the Flexible Income Fund’s investments may fluctuate.  If the value of the Flexible Income Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Flexible Income Fund’s principal investment strategies are:

Market Risk – The value of the Flexible Income Fund’s shares will fluctuate as a result of the movement of the overall stock market and/or bond market or of the value of the individual securities held by the Flexible Income Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Flexible Income Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Flexible Income Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, decisions by management or other factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

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High Yield Risk – The Flexible Income Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Flexible Income Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The Flexible Income Fund is discontinuing the use of the S&P 500 Index® and Merrill Lynch High Yield Master Index Weighted Average as the primary index and replacing it with the S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index Weighted Average in future prospectuses.  The Fund believes that use of the S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index Weighted Average provides a better comparative benchmark than the S&P 500 Index® and Merrill Lynch High Yield Master Index Weighted Average.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Flexible Income Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

FLEXIBLE INCOME FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 5.16%
Best Quarter through December 31, 2010: June 30, 2003 = 14.83%
Worst Quarter through December 31, 2010: December 31, 2008 = (20.62%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Flexible Income Fund
Return Before Taxes	9.63%	4.41%	6.29%
Return After Taxes on Distributions	8.78%	3.41%	5.33%
Return After Taxes on Distributions and Sale of Fund Shares	6.59%	3.36%	5.01%
Bank of America Merrill Lynch U.S. High Yield Master II Index® (reflects no deduction for fees, expenses or taxes)	4.38%	7.34%	8.59%
Lipper Mixed-Asset Target Allocation Moderate Funds Index® (reflects no deduction for fees, expenses or taxes)	0.37%	1.38%	4.06%
S&P 500 Index® and Merrill Lynch High Yield Master Index® Weighted Average (reflects no deduction for fees, expenses or taxes)	3.07%	2.75%	5.17%
S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index Weighted Average (reflects no deduction for fees, expenses or taxes)	3.02%	2.79%	5.19%
Lipper Balanced Funds Index® (reflects no deduction for fees, expenses or taxes)	0.74%	1.80%	4.13%

The Bank of America Merrill Lynch U.S. High Yield Master II Index® replaced the S&P 500 Index® and Merrill Lynch High Yield Master Index® Weighted Average as the primary benchmark index for the Fund to more accurately represent the Fund’s investment approach.  Similarly, the Lipper Mixed-Asset Target Allocation Moderate Funds Index® replaced the S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index Weighted Average and the Lipper Balanced Fund Index as the secondary benchmark indexes to more accurately represent the Fund’s investment approach.

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Flexible Income Fund’s investment advisor.

Co-Portfolio Managers. The Flexible Income Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
John Kornitzer	9.5	Portfolio Manager
Paul Dlugosch	1.2	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Growth Fund (“Growth Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.93%
1.
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Fund	$95	$293	$515	$1,143

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund invests in domestic common stocks and other U.S. equity securities, including preferred stock, convertible securities, warrants and rights, with a goal of maintaining at least 75% of the equity weighting of the Fund’s portfolio in companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is lower.  The capitalization of the Russell 1000 Growth Index® changes due to market conditions and changes with the composition of the index.  As of May 31, 2012, the median market capitalization of companies in the Russell 1000 Growth Index® was approximately $5.99 billion.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Fund may invest in companies of any size, including, but not limited to, those with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its security selection process for the Growth Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; and (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor may sell the Growth Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Growth Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Growth Fund’s investments may fluctuate.  If the value of the Growth Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the principal investment strategies of the Growth Fund are:

Market Risk – The value of the Growth Fund’s shares will fluctuate as a result of the movement of the overall stock market and/or bond market of the value of the individual securities held by the Growth Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Growth Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Growth Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that a fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Growth Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

GROWTH FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 13.35%
Best Quarter through December 31, 2010: June 30, 2009 = 20.57%
Worst Quarter through December 31, 2010: December 31, 2009 = (23.39%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Growth Fund
Return Before Taxes	-0.06%	3.57%	4.30%
Return After Taxes on Distributions	-0.34%	3.34%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	0.31%	3.04%	3.73%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
Lipper Large Cap Growth Fund Index® (reflects no deduction for fees, expenses or taxes)	-2.90%	0.85%	1.43%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Growth Fund’s investment advisor.

Co-Portfolio Managers. The Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	17	Portfolio Manager
Clay Brethour	11.5	Portfolio Manager
Dave Carlsen	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo High Yield Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo High Yield Fund (“High Yield Fund” or the “Fund”) is current income, with long-term growth of capital as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses*	1.03%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Fund	$105	$328	$569	$1,259

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The High Yield Fund normally invests at least 80% of its net assets in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies, or in similar unrated securities, (often referred to as “junk bonds”).  The Fund may invest in both rated and unrated debt from U.S. issuers, including U.S. government obligations.  The Fund invests in U.S. Treasury securities with maturities of 60 days or less.  Additionally, the Fund invests in U.S. Government money market funds.  While the Fund maintains flexibility to invest in bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.  With respect to the remaining 20% of the Fund’s net assets, the High Yield Fund may invest in equity investments, including preferred stocks, convertible preferred stocks, and convertible debt securities.

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The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be 10 years or less.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.  The Fund has no limitation on principal, interest or reset terms on debt securities held in the Fund.

The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P, as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the High Yield Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The High Yield Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the High Yield Fund’s investments may fluctuate.  If the value of the High Yield Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the High Yield Fund’s principal investment strategies are:

High Yield Risk – The High Yield Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

Market Risk – The value of the High Yield Fund’s shares will fluctuate as a result of the movement of the overall stock or credit markets or of the value of the individual securities held by the High Yield Fund, and you could lose money.

Management Risk – Management risk means that your investment in the High Yield Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

U.S. Government Obligations Risk - The Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities.  However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the High Yield Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

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Preferred Stock Risk – Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Preferred stock, specifically, is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the High Yield Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The High Yield Fund is discontinuing the use of the Merrill Lynch High Yield Master Index® as the primary index and replacing it with the Bank of America Merrill Lynch High Yield Master II Index in future prospectuses.  The Fund believes that use of the Bank of America Merrill Lynch High Yield Master II Index provides a better comparative benchmark than the Merrill Lynch High Yield Master Index®.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the High Yield Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

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HIGH YIELD FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 5.33%
Best Quarter through December 31, 2010: June 30, 2009 = 16.98%
Worst Quarter through December 31, 2010: December 31, 2008 = (15.56%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes	3.54%	6.49%	7.17%
Return After Taxes on Distributions	1.41%	4.17%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	2.38%	4.18%	4.91%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	4.38%	7.34%	8.59%
Lipper High Yield Bond Funds Index® (reflects no deduction for fees, expenses or taxes)	2.85%	5.13%	7.08%
Merrill Lynch High Yield Master Index® (reflects no deduction for fees, expenses or taxes)	4.50%	7.25%	8.54%

The Bank of America Merrill Lynch U.S. High Yield Master II Index® replaced the Merrill Lynch High Yield Master Index® as the primary benchmark index for the Fund to more accurately represent the Fund’s investment approach.

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the High Yield Fund’s investment advisor.

Co-Portfolio Managers. The High Yield Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Paul Dlugosch	9.5	Portfolio Manager
Alexander Hancock	9.5	Portfolio Manager
Jeffrey Sitzmann	9.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo International Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo International Fund (“International Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.15%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Fund	$117	$365	$633	$1,398

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The International Fund invests primarily in equity securities of established companies that are economically tied to various countries throughout the world (excluding the U.S.).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the International Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or
•
that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

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Under normal circumstances, the International Fund does not expect its investments in emerging markets to exceed 35% of its net assets.  Equity securities in which the International Fund will invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts.  The Fund’s investments in depositary receipts may include sponsored or unsponsored ADRs, EDRs or GDRs.  The International Fund may invest in securities of companies of any size.

In selecting securities for the International Fund, the Advisor uses a bottom-up approach in choosing investments.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, or global trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the International Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.  The Advisor may sell the International Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The International Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the International Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the International Fund’s principal investment strategies are:

Market Risk – The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the International Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

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Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs, EDRs and GDRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, the Philippines and India, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the International Fund’s assets at risk of total loss.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

PERFORMANCE

The performance information provides some indication of the risks of investing in the International Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the International Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

INTERNATIONAL FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 14.42%
Best Quarter through December 31, 2010: June 30, 2009 = 31.64%
Worst Quarter through December 31, 2010: September 30, 2008 = (21.68%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	Since Inception (9/28/2007)
International Fund
Return Before Taxes	-13.82%	-3.60%
Return After Taxes on Distributions	-13.75%	-3.55%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	-2.89%
MSCI AC World Index Ex USA® (reflects no deduction for fees, expenses or taxes)	-13.71%	-7.00%
Lipper International Funds Index® (reflects no deduction for fees, expenses or taxes)	-14.48%	-7.52%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the International Fund’s investment advisor.

Co-Portfolio Managers. The International Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
William Kornitzer	4.5	Portfolio Manager
Nicole Kornitzer	4.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Large Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Large Cap Fund (“Large Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.97%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$98	$309	$536	$1,190

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible securities, warrants and rights of large capitalization (“large-cap”) companies.  The Large Cap Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500 Index®.  The capitalization of the S&P 500® Index changes due to market conditions and changes with the composition of the S&P 500 Index®.  As of May 31, 2012, the median market capitalization of companies in the S&P 500 Index® was approximately $11.5 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Large Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Large Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Large Cap Fund’s investments may fluctuate.  If the value of the Large Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Large Cap Fund’s principal investment strategies are:

Market Risk – The value of the Large Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Large Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Large Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Large Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Large Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Large Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

LARGE CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 15.34%
Best Quarter through December 31, 2010: September 30, 2009 = 20.77%
Worst Quarter through December 31, 2010: December 31, 2008 = (24.53%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Large Cap Fund
Return Before Taxes	-5.60%	0.79%	2.12%
Return After Taxes on Distributions	-5.72%	0.37%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	-3.49%	0.66%	1.81%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Fund Index® (reflects no deduction for fees, expenses or taxes)	-2.90%	0.85%	1.43%

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MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Large Cap Fund’s investment advisor.

Co-Portfolio Managers. The Large Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Robert Male	15	Portfolio Manager
Elizabeth Jones	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Micro Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Micro Cap Fund (“Micro Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.52%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund	$155	$480	$829	$1,813

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Micro Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible securities, warrants and rights of “micro” capitalization (“micro-cap”) companies.  The Micro Cap Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization of $1 billion or less.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Micro Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Micro Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Micro Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Micro Cap Fund’s principal investment strategies are:

Market Risk – The value of the Micro Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Micro Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Micro Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Micro Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Micro Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

MICRO CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 17.57%
Best Quarter through December 31, 2010: June 30, 2009= 34.09%
Worst Quarter through December 31, 2010: December 31, 2008 = (31.50%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Year	Since Inception (5/21/2004)
Micro Cap Fund
Return Before Taxes	8.14%	-1.53%	3.26%
Return After Taxes on Distributions	8.14%	-2.07%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	-1.43%	2.72%
Russell Microcap Growth Index® (reflects no deduction for fees, expenses or taxes)	-8.42%	-2.32%	1.90%
Lipper Micro-Cap Funds Index® (reflects no deduction for fees, expenses or taxes)	-5.59%	-0.90%	4.01%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Micro Cap Fund’s investment advisor.

Co-Portfolio Managers. The Micro Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Grant P. Sarris	8.5	Portfolio Manager
John Bichelmeyer	4.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Mid Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Mid Cap Fund (“Mid Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expensed that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses*	1.02%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Fund	$104	$325	$563	$1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of medium capitalization (“mid-cap”) companies.  The Mid Cap Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Mid Cap Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Mid Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Mid Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Mid Cap Fund’s investments may fluctuate.  If the value of the Mid Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Mid Cap Fund’s principal investment strategies are:

Market Risk – The value of the Mid Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Mid Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Mid Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Mid Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Mid Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.    Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Mid Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

MID CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 15.06%
Best Quarter through December 31, 2010: June 30, 2009= 22.02%
Worst Quarter through December 31, 2010: December 31, 2008 = (22.67%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Mid Cap Fund
Return Before Taxes	-5.83%	3.02%	6.18%
Return After Taxes on Distributions	-6.11%	2.68%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares	-3.41%	2.56%	5.40%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)	-5.30%	2.89%	4.48%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Mid Cap Fund’s investment advisor.

Co-Portfolio Managers. The Mid Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	10.5	Portfolio Manager
Robert Male	10.5	Portfolio Manager
Grant P. Sarris	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Small Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Small Cap Fund (“Small Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$102	$318	$552	$1,225

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Fund normally invests at least 80% of its net assets in equity securities, including domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of small capitalization (“small-cap”) companies.  The Small Cap Fund considers a company to be a small-cap company if, at time of purchase, it has a market capitalization of $2.5 billion or less.  In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Small-Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

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PRINCIPAL RISKS

The Small Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Small Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Small Cap Fund’s principal investment strategies are:

Market Risk – The value of the Small Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Small Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Small Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Small Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

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American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Small Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Small Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

SMALL CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 14.48%
Best Quarter through December 31, 2010: June 30, 2003 = 30.38%
Worst Quarter through December 31, 2010: September 30, 2002 = (23.00%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	-4.66%	1.34%	6.16%
Return After Taxes on Distributions	-4.70%	0.92%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	-2.99%	1.11%	5.31%
Russell 2000 Growth Index® (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%
Lipper Small-Cap Growth Funds Index® (reflects no deduction for fees, expenses or taxes)	-3.40%	1.14%	3.65%

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MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Small Cap Fund’s investment advisor.

Co-Portfolio Managers. The Small Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	14	Portfolio Manager
Robert Male	14	Portfolio Manager
Grant Sarris	8.5	Portfolio Manager
John Bichelmeyer	0.8	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem Fund shares on any business day by written request (Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amount
	Initial	Subsequent
Regular Accounts (unless opened via an exchange)	$ 2,500	$ 100
Exchange from another Buffalo Fund	$ 1,000	$ 100
Automatic Investment Plan	$ 100	$ 100
IRA and Uniform Transfer/Gifts to Minors Accounts	$ 250	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$ 100

TAX INFORMATION

Fund distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

INVESTMENT OBJECTIVES

Buffalo Flexible Income Fund – the investment objectives of the Flexible Income Fund are the generation of high current income and, as a secondary objective, long-term growth of capital.

Buffalo Growth Fund – the investment objective of the Buffalo Growth Fund is long-term growth of capital.

Buffalo High Yield Fund – the investment objectives of the High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Small Cap Fund and Buffalo Discovery Fund – the investment objective of each Fund is long-term growth of capital.

The Funds’ investment objectives may be changed with the approval of the Board of Trustees, but a shareholder vote is not required.  However, each Fund that has a strategy of normally investing at least 80% of its net assets according to a particular strategy will not change that strategy without first providing shareholders with at least 60 days’ prior notice.  The term “net assets” above includes any borrowings for investment purposes consistent with Securities and Exchange Commission (“SEC”) requirements, although the Funds do not intend to borrow for investment purposes.

PRINCIPAL INVESTMENT STRATEGIES

Buffalo China Fund.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of “China Companies.”  The Fund may invest in China Companies of any size.  The Fund considers China Companies to be those:

•
that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”), including companies which may not have a substantial economic presence in China; or

•	that issue securities for which the principal trading market is in China; or

•	that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the China Fund may make equity investments in preferred stock, warrants, rights and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies, including ADRs, EDRs and GDRs.  In addition to direct investments in China Companies, the Fund may invest in other investment companies and ETFs that invest in China Companies.  The China Fund may also invest indirectly in China Companies through equity-linked notes or swap agreements, although these investments are limited to 30% of the Buffalo China Fund’s net assets.  The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen stock exchanges) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

The Buffalo China Fund’s indirect investments in China Company equity securities may be used as tools through which the Fund may indirectly benefit from Class A shares or other specific Chinese securities or markets, which may have certain limitations on direct investment.  Only Chinese residents and foreign funds with a specific quota from the Chinese government can invest directly in China’s Class A share market.  For non-China residents and foreign funds, only extremely large financial institutions can obtain a Class A share quota.  This requirement is termed a qualified foreign institutional investor (“QFII”) quota and is granted by the government of China to institutions evaluated as extremely reputable, creditworthy, large and well-established.  To qualify for the QFII scheme, an institution must satisfy a long list of criteria, as well as an intensive application process.  Thus, foreign funds without quota (such as the Buffalo China Fund) have accessed China’s Class A share market by obtaining quota allocation from the large financial institutions that do have quota.  These large institutions hold Class A Shares directly and create synthetic securities that are held by their clients to whom they have allocated quota.  Since the Chinese regulatory authorities scrutinize so closely those institutions which are granted QFII status, the risks of the synthetic instruments issued by such institutions are similar to those of any synthetic instrument, as well as the risks of the Chinese economy (See “Principal Risk Factors” below).

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The China Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The China Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.  The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions.

In addition to the China Fund’s main investments, the Fund may invest up to 20% of its net assets in domestic or foreign securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Also, when consistent with the China Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies if the debt securities present an opportunity for capital appreciation, up to 10% of which may be rated less than Baa, by Moody’s or BBB by S&P (commonly referred to as “junk bonds”), or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  This would occur if the Advisor evaluates a convertible debt instrument as having a significant equity component with potential for capital appreciation or the debt securities into which the Fund would invest would be a standard loan that is repayable in cash, but which is linked to the receipt of warrants in the underlying company as part of the transaction.  The China Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P), as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the China Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Discovery Fund.  The Discovery Fund principally invests in equity securities, including domestic common stock, preferred stock, convertible securities, warrants and rights of companies whose securities may increase in value due to the development, advancement or commercial application of innovative strategies.  Companies engaged in innovative strategies are those who, in the opinion of KCM, the Fund’s investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property.  The types of companies in which the Fund may invest range across industries and all market capitalizations.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its security selection process for the Discovery Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from innovation.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long-term perspective.  The Advisor may sell the Discovery Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Flexible Income Fund.  The Flexible Income Fund intends to achieve its primary objective, high current income, by investing in fixed and floating rate corporate bonds, government notes and bonds, bank debt, mortgage and asset backed securities, convertible debt securities, preferred stocks and convertible preferred stocks.  The Fund may also invest in higher yielding, high-risk debt securities (often referred to as “junk bonds”).  The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies.  The Fund intends to achieve its secondary objective of long term growth of capital by investing primarily in both equity and debt securities.  Securities can include common stocks, rights and warrants and by investing in convertible debt securities and convertible preferred stocks.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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While the Flexible Income Fund may invest in securities of companies of any size, the Advisor expects that the majority of common stocks purchased for the Fund will be of large-cap companies.  The Fund considers large-cap companies to be those with market capitalization in excess of $10 billion at the time of initial purchase.

The Fund retains the freedom to invest up to 100% of its net assets in fixed and floating rate corporate debt securities, bank debt, mortgage and asset backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities.  High-risk debt securities are those rated below BBB by S&P or Baa by Moody’s.  Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality.  Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Flexible Income Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Flexible Income Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”)), as well as the issuers of debt not rated by Moody’s or S&P.  With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Flexible Income Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Growth Fund.  The Growth Fund normally invests at least 75% of the equity weighting of the Fund’s portfolio in domestic common stocks and other U.S. equity securities including preferred stock, convertible securities, warrants and rights of companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is less.  The capitalization of the Russell 1000® Growth Index changes due to market conditions and changes with the composition of the index.  As of June 30, 2011, the median market capitalization of companies in the Russell 1000® Growth Index was approximately $6.53 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Growth Fund may invest in companies with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.

In its security selection process, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor may sell the Growth Fund's investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo High Yield Fund.  Under normal conditions, the High Yield Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies or in similar unrated securities (often referred to as “junk bonds”).  The High Yield Fund may invest the remaining 20% its net assets in equity securities, including preferred stocks, convertible preferred stocks, and convertible debt securities.  The Fund will pursue its secondary investment objective of capital growth through appreciation of the debt and equity securities that it holds.  The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.  The Fund may invest in both rated and unrated debt from U.S. issuers, including U.S. government obligations.  The Fund invests in U.S. Treasury securities with maturities of 60 days or less.  Additionally, the Fund invests in the U.S. Government money market funds.

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The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities.  The Fund may purchase U.S. government debt securities, but will not invest directly in debt securities issued by foreign governments.  The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which places greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities.

The Fund may invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P, as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the High Yield Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo International Fund.  The International Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 35% of its net assets.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or

•
that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Equity securities in which the International Fund will invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts.  The Fund may invest directly or indirectly in foreign securities or foreign currencies.  The Fund’s investments in depositary receipts may include sponsored or unsponsored ADRs, as well as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest in securities of companies of any size.

The Advisor uses a bottom-up approach in selecting investments for the International Fund.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, global or general market trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the International Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.  The Advisor may sell the International Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Large Cap Fund.  Under normal market conditions, the Large Cap Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock, rights and warrants.  The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of: (1) $10 billion; or (2) the median market capitalization of companies in the S&P 500 Index®.  The capitalization of the S&P 500 Index® changes due to market conditions and changes with the composition of the S&P 500 Index®.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Large Cap Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Large Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Micro Cap Fund.  Under normal market conditions, the Micro Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of micro-cap companies.  The Micro Cap Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization of $1 billion or less.  The Micro Cap Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Micro Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Mid Cap Fund.  Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of mid-cap companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Mid Cap Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Mid Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Small Cap Fund.  Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of small-cap companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of $2.5 billion or less.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Small-Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

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GENERAL INVESTMENT POLICIES

Temporary Investments – The Funds intend to hold some portion of its assets in cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, when a Fund may respond to market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities.  During those times, a Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISK FACTORS

The Buffalo Funds cannot guarantee that they will achieve their investment objectives.  As with any mutual fund, the value of a Fund’s investments may fluctuate.  If the value of a Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  This section is intended to describe in greater detail the risks associated with investing in each of the Funds.

Market Risk – (Applies to all Funds).  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time.  To the extent the Funds invest in equity securities, the share price of the Funds will go up and down in value as the equity markets change.  Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  U.S. and international markets have experienced significant volatility in recent years.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Funds.  Continuing market problems may have adverse effects on the Funds.  As with any mutual fund, there is a risk that you could lose money by investing in the Buffalo Funds.

Management Risk – (Applies to all Funds).  The Funds’ success depends largely on the Advisor’s ability to select favorable investments.  Different types of investments shift in and out of favor depending on market and economic conditions.  For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks.  Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.”  In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

Equity Market Risk – (Applies to all Funds except the High Yield Fund).  The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Preferred Stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Convertible Preferred Stocks.  Preferred stock may also be convertible.  Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer.  Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Funds may invest a portion of their assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that is that a Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Technology Company Risk – (Applies primarily to the Discovery Fund).  Although technology companies are found among a broad range of industries, a common attribute of technology companies is that they often face unusually high price volatility, both in terms of gains and losses.  To the extent that the Discovery Fund makes investments in such companies, its share price is likely to be more volatile.  The potential for wide variations in performance is based on the special risks common to technology companies.  Given these risks, an investment in the Discovery Fund may be more suitable for long-term investors, who are willing to withstand the Fund’s potential for volatility.

Large-Cap Company Risk – (Applies primarily to the Flexible Income, China, International, Large Cap, Discovery and Growth Funds).  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk – (Applies primarily to the Flexible Income, China, International, Mid Cap, Discovery and Growth Funds).  The Flexible Income, China, International, Mid Cap, Discovery and Growth Funds will, and other Buffalo Funds may, invest in mid-cap companies.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risk – (Applies primarily to the China, International, Discovery, Small Cap and Growth Funds).  The China, International, Discovery, Small Cap and Growth Funds will, and other Buffalo Funds may, invest in small-cap companies.  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the China, International, Discovery, Small Cap or Growth Funds may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

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Micro-Cap Company Risk – (Applies primarily to the Micro Cap and Small Cap Funds).  The Micro Cap and Small Cap Funds will, and other Buffalo Funds may, invest in micro-cap companies.  Generally, small, less-seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Funds.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalizations, and will be more vulnerable to adverse business or economic developments in the market as a whole.  The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  Because of this, if a Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Micro Cap or Small Cap Funds may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Debt Securities Risk – (Applies only to the Flexible Income, High Yield and China Funds as a principal risk of the Fund).  Debt securities are subject to some or all of the following risks, depending upon the type of debt instrument in which the Fund invests:  interest rate risk, call risk, prepayment and extension risk, credit risk and liquidity risk, which are more fully described below:

Below-Investment Grade Debt Securities Risk.  (Applies only to the Flexible Income Fund and High Yield Fund).  Below investment grade debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization.  High-risk debt securities are those rated below BBB by S&P or Baa by Moody’s.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Interest Rate Risk.  Debt securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Call Risk.  During periods of declining interest rates, a bond issuer may “call”--or repay-- its high yielding bonds before their maturity dates.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of debt securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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Credit Risk.  Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Liquidity Risk.  Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make it more difficult to sell or buy a security at a favorable price or time.  Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, a Fund will be required to hold the security or keep the position open, and the Fund could incur losses.

The Flexible Income, the High Yield and the China Funds, and, to the extent that they purchase debt securities as non-principal investment strategies, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

Consistent with their investment objectives, strategies and policies, the Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated CCC/CAA or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of at least B rated comparable quality.  Rated debt securities, which are downgraded below CCC/CAA after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase short-term debt securities, as stated in Statement of Additional Information for the Funds in its Cash Management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Risk – (Applies primarily to the Flexible Income and High Yield Funds) The Flexible Income and the High Yield Funds invest in higher-yielding, high-risk bonds (so called “junk-bonds”).  As noted above, these lower-rated bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of the security will fail to make timely payments of principal or interest.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

U.S. Government Obligations Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.

U.S. Treasury Securities Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  Although U.S. Treasury securities carry relatively little risk with respect to the payment of interest and principal if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and/or credit ratings, and are affected by domestic and global economic conditions.

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Money Market Funds Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the High Yield Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – (Applies to all Funds – also see “China Companies Risk” below for risks specific to the China Fund).  The China Fund and International Fund may invest directly in securities of foreign issuers.  Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities generally involves more risks than investing in U.S. securities.  These include risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates that may decrease the value of an investment; and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.  Certain foreign securities may also be less liquid (harder to sell) than many U.S. securities.  This means that a Fund may, at times, have difficulty selling certain foreign securities at favorable prices.  Additionally, brokerage commissions and other fees are generally higher for securities traded in foreign markets and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Financial markets have recently experienced increased volatility due to the uncertainty surrounding the economies of certain European countries, which may increase the risks of investing in securities of foreign issuers.

Each of the Buffalo Funds may gain international exposure through the purchase of sponsored or unsponsored ADRs and other U.S. dollar-denominated securities of foreign issuers traded in the U.S.  ADRs are securities of foreign companies that are denominated in U.S. dollars.  ADRs are subject to similar risks as other types of foreign investments.  Unsponsored ADRs held by a Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to a Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risk, as described above.  These risks can increase the potential for losses in a Fund.

China Companies Risk – (Applies only to China Fund).  The China Fund is subject to additional risks, other than those described above, due to its direct investment in China Companies.  In addition to the risks related to securities denominated in foreign currencies, as described above, there are also special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.  Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong.  The Chinese government could, at any time, alter or discontinue existing economic reform programs.  Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.  The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Securities of China Companies may trade on U.S. or European Exchanges in the form of ADRs, EDRs and GDRs.  Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on the Exchange.  In addition, depositary receipts may not pass through voting and other shareholder rights.

Certain securities issued by China Companies may be less liquid (harder to sell) than many U.S. securities.  This means the China Fund may at times have difficulty selling securities of China Companies at favorable prices.  Government supervision and regulation of Chinese and Hong Kong stock exchanges, currency markets, trading systems and brokers may be less extensive than in the U.S.  Additionally, brokerage commissions and other fees are generally higher for securities traded in Chinese markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.

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Emerging Markets Risk – (Applies only to International and China Funds).  Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income.  While China’s economy is growing and expected to become one of the world’s largest, China’s economic development is at a relatively early stage, and China can be considered an emerging market.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.  A Fund, and consequently a Fund’s shareholders, may be adversely affected by exposure to these risks through its investment in emerging market issuers.

Currency Risk – (Applies to International and China Funds).  When the International or China Funds buy or sell securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars.  In purchasing or selling local currency to execute transactions on foreign exchanges, a Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Some countries, including China, have, and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.  In addition, a country may impose formal or informal currency exchange controls (or “capital controls”).  These types of controls may restrict or prohibit the International or China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Geographic Concentration Risk – (Applies only to China Fund).  Because the China Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social, religious or economic disruptions in this region, including conflicts and currency devaluations, even in countries in which the China Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

Exchange Traded Funds and Other Investment Companies Risk – (Applies only the China Fund).  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities market indices, either broad market, sector or international.  ETFs provide investors the opportunity to buy or sell throughout the trading day an entire portfolio of stocks in a single security.  Although index mutual funds are similar, they generally are issued or redeemed only once per day, usually at the close of trading on the New York Stock Exchange (the “NYSE”).  Under the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund and any company controlled by the fund may not purchase more than 3% of the outstanding securities of another investment company (including many ETFs).  Accordingly, the China Fund may not be able to achieve its desired levels of investments in ETFs or other investment companies.  Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the China Fund.

Swap Agreement and Synthetic Instruments Risk – (Applies only to China Fund).  The China Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  Also, synthetic instruments are subject to counter-party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.  If a swap or other synthetic instrument in not transferable without the consent of the counter-party, or is otherwise not able to be traded freely, the investment is considered “illiquid.”

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information (“SAI”).  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge, by contacting U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) at, at 1-800-49-BUFFALO (1-800-492-8332) and on the Funds’ website at www.buffalofunds.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

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Management

INVESTMENT ADVISOR

Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for each of the Buffalo Funds.  KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision; transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditor and legal counsel costs; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.  As compensation for KCM’s services, each Fund (except the Growth, Large Cap, Micro Cap and China Funds) pays KCM a fee each month at the annual rate of 1.00% of each Fund’s average daily net assets.  The Growth Fund and Large Cap Fund each pay KCM a fee each month at the annual rate of 0.90% as compensation for its services.  The Micro Cap Fund and China Fund each pay KCM a fee each month at the annual rates of 1.45% and 1.50%, respectively, as compensation for its services.  For the fiscal year ended March 31, 2012, the Growth Fund and Large Cap Fund each paid KCM an aggregate fee of 0.95% and 0.97%, respectively, as compensation for its services.

Certain expenses of the Funds are payable by the Funds.  These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration of the Funds with the SEC and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2012.

Portfolio Managers

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff.  The portfolio management team is responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Co-Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has been an investment professional since 1968.  He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989.  Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania.  Mr. Kornitzer serves as a co-portfolio manager of the Flexible Income Fund.

Kent Gasaway, CFA, Co-Portfolio Manager. Mr. Gasaway has been an investment professional since 1982.  He joined KCM in 1991.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway has served as co-portfolio manager of the Growth, Mid Cap and Small Cap Funds since their inception.

William Kornitzer, CFA, Co-Portfolio Manager. Mr. Kornitzer has been an investment professional since 1992.  Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and rejoined the firm in 2004 as a co-portfolio manager of the Large Cap and Growth (formerly the Buffalo USA Global Fund) Funds from 2004-2007.  Mr. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech.  Mr. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

Robert Male, CFA, Co-Portfolio Manager.  Mr. Male has been an investment professional since 1986 and joined KCM in 1997.  Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company in San Antonio, Texas.  He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University.  Mr. Male has served as co-portfolio manager of the Large Cap Fund since 2001, and the Mid Cap and Small Cap Funds since their inception.

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Grant P. Sarris, CFA, Co-Portfolio Manager.  Mr. Sarris has been an investment professional since 1991 and joined KCM in 2003.  He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota.  Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years.  Mr. Sarris has served as co-portfolio manager of the Mid Cap and Small Cap Funds since 2003 and the Micro Cap Fund since its inception.

John Bichelmeyer, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Bichelmeyer has been an investment professional since 1997 and joined KCM in 2005.  He holds a Bachelor's degree in Finance from Creighton University.  Prior to joining KCM, he was an analyst and portfolio manager with Trilogy Global Advisors (formerly BPI Global Asset Management) in Orlando, Florida.  Mr. Bichelmeyer has served as co-portfolio manager of the Micro Cap Fund since 2007 and the Small Cap Fund since 2011.

Clay Brethour, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Brethour has been an investment professional since 1992 and joined KCM in 2000.  He previously was an equity research analyst with Security Management Group in Topeka, Kansas and a research analyst with Dain Rauscher Wessels.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Dave Carlsen, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Carlsen has been an investment professional since 1992 and joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst at Strong Capital Management, Inc. in Milwaukee, Wisconsin, and an investment analyst and operations manager with Northern Capital Management Inc. in Madison, Wisconsin.  Mr. Carlsen holds a B.B.A. in Finance, Investments and Banking from the University of Wisconsin.  Mr. Carlsen has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Paul Dlugosch, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Dlugosch has been an investment professional since 1997 and joined KCM in 2002.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch has served as co-portfolio manager of the Flexible Income Fund since 2011 and the High Yield Fund since 2007.

Alexander Hancock, CFA, Co-Portfolio Manager and Rsearch Analyst.  Mr. Hancock has been an investment professional since 1998 and joined KCM in 2002.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC and an analyst in the investment banking division of Salomon Smith Barney.  He holds a B.A. in Economics from Dartmouth College.  Mr. Hancock has served as co-portfolio manager of the High Yield Fund since 2007.

Elizabeth Jones, MD, CFA, Co-Portfolio Manager and Research Analyst.  Dr. Jones has been an investment professional since 2002 and joined KCM in 2003.  She was previously a research analyst with Bank of America Capital Management.  She was a practicing M.D. for over 8 years from 1992-2001.  Dr. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University.  Dr. Jones has served as co-portfolio manager of the Large Cap Fund since 2007 and the Discovery Fund since 2004.

Nicole Kornitzer, CFA, Co-Portfolio Manager and Research Analyst. Ms. Kornitzer has been an investment professional since 2000 and she worked for KCM as a research analyst from 2000-2002 and rejoined the firm in 2004.  Ms. Kornitzer holds a B.A. in Biology from the University of Pennsylvania and a Masters Degree in French Cultural Studies from Columbia University in Paris, France.  Ms. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

Jeffrey Sitzmann, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Sitzmann has been an investment professional since 1987 and joined KCM in 2002.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann has served as a co-portfolio manager of the High Yield Fund since 2007.

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Yulin Li, CFA, CPA, Co-Portfolio Manager and Research Analyst.  Mr. Li has been an investment professional since 2010.  Prior to joining KCM in 2010 as a research analyst for the Buffalo International and China Funds, Mr. Li served as a general manager and senior actuary at AEGON, a global life insurance company, for over 10 years.  Mr. Li received his MBA in International Finance from the University of Illinois at Urbana-Champaign and his B.S. in Civil Engineering from Southwest University in Nanjing China.  Effective February 1, 2012, Mr. Li became a co-portfolio manager of the China Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Buffalo Funds.

Distribution and Other Services

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent to the Funds.  Quasar Distributors, LLC and U.S. Bancorp Fund Services, LLC are located at 615 East Michigan Street, Milwaukee, WI 53202.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or at least since inception).  Certain information reflects financial results for a single share of a Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from the Funds’ financial statements which are included in the annual report, and have been audited by Ernst & Young LLP, whose report is also included in the annual report.  The Buffalo Funds’ annual report is available at no charge upon request.

China Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2012	2011	2010	2009(2)(3)	2008

Net asset value, beginning of period	$8.71	$7.96	$4.92	$9.35	$10.53

Income from investment operations:
Net investment income (loss)	0.01	0.01	(0.02)(4)	0.02	0.02
Net gains (losses) on securities (both realized and unrealized)	(1.65)	0.74	3.07	(4.17)	(0.29)

Total from investment operations	(1.64)	0.75	3.05	(4.15)	(0.27)

Less distributions:
Dividends from net investment income	(0.01)	--	(0.01)	(0.02)	(0.05)
Distributions from capital gains	--	--	--	(0.26)	(0.87)

Total distributions	(0.01)	--	(0.01)	(0.28)	(0.92)

Paid-in capital from redemption fees	--(1)	--(1)	--(1)	--(1)	0.01

Net asset value, end of period	$7.06	$8.71	$7.96	$4.92	$9.35

Total return	(18.89%)	9.42%	61.88%	(45.89%)	(4.47%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,130	$24,837	$23,864	$14,313	$29,413
Ratio of expenses to average net assets	1.80%	1.75%	1.78%	1.83%	1.72%
Ratio of net investment (loss) to average net assets	0.09%	0.09%	(0.26%)	0.24%	0.10%
Portfolio turnover rate	94%	12%	22%	54%	75%

(1)	Less than $0.01 per share.

(2)
Kornitzer Capital Management, Inc. assumed sole management advisory responsibility for Buffalo China Fund effective November 17, 2008.  Prior to November 17, 2008, Jayhawk Capital Management, LLC provided sub-advisory services.

(3)	Effective November 17, 2008, the Fund name was changed to Buffalo China Fund. Prior to November 17, 2008, the Fund was known as the Buffalo Jayhawk China Fund.

(4)	Net investment loss per share calculated using average shares outstanding.

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Discovery Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012(3)	2011	2010	2009	2008

Net asset value, beginning of year	$16.28	$13.76	$8.55	$11.41	$13.48

Income from investment operations:
Net investment loss	(0.07)	(0.05)(1)	(0.03)(1)	(0.02)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	1.74	2.89	5.24	(2.64)	(1.26)

Total from investment operations	1.67	2.84	5.21	(2.66)	(1.32)

Less distributions from capital gains	(0.99)	(0.32)	--	(0.20)	(0.75)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$16.96	$16.28	$13.76	$8.55	$11.41

Total return	11.50%	20.77%	60.94%	(23.85%)	(10.57%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$416,772	$364,188	$229,814	$102,480	$144,851
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.03%	1.02%
Ratio of net investment loss to average net assets	(0.46%)	(0.33%)	(0.22%)	(0.24%)	(0.39%)
Portfolio turnover rate	52%	38%	35%	51%	52%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

(3)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

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Flexible Income Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012(2)	2011	2010	2009	2008

Net asset value, beginning of year	$11.76	$10.61	$7.89	$11.38	$11.71

Income from investment operations:
Net investment income	0.41	0.33	0.35	0.38	0.36
Net gains (losses) on securities (both realized and unrealized)	0.63	1.15	2.72	(3.49)	0.05

Total from investment operations	1.04	1.48	3.07	(3.11)	0.41

Less distributions:
Dividends from net investment income	(0.41)	(0.33)	(0.35)	(0.38)	(0.36)
Distributions from capital gains	--	--	--	--	(0.38)

Total distributions	(0.41)	(0.33)	(0.35)	(0.38)	(0.74)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$12.39	$11.76	$10.61	$7.89	$11.38

Total return	9.15%	14.27%	39.32%	(27.75%)	3.23%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$377,851	$184,454	$154,312	$113,692	$166,661
Ratio of expenses to average net assets	1.01%	1.02%	1.03%	1.03%	1.02%
Ratio of net investment income to average net assets	3.49%	2.98%	3.55%	3.85%	2.99%
Portfolio turnover rate	19%	26%	12%	14%	17%

(1)	Less than $0.00 per share.

(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

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Growth Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010(1)	2009	2008

Net asset value, beginning of year	$26.15	$21.87	$14.29	$20.85	$23.15

Income from investment operations:
Net investment income	0.06	0.07	0.10	0.10	0.08
Net gains (losses) on securities (both realized and unrealized)	2.17	4.28	7.58	(6.48)	(1.48)

Total from investment operations	2.23	4.35	7.68	(6.38)	(1.40)

Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.10)	(0.11)	(0.08)
Distributions from capital gains	(0.44)	(0.01)	--	(0.07)	(0.82)
Return of capital	--	--	--(2)

Total distributions	(0.45)	(0.07)	(0.10)	(0.18)	(0.90)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$27.93	$26.15	$21.87	$14.29	$20.85

Total return	8.78%	19.88%	53.80%	(30.70%)	(6.51%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$507,136	$320,113	$105,087	$68,221	$109,792
Ratio of expenses to average net assets	0.92%	0.99%	1.03%	1.05%	1.03%
Ratio of net investment income to average net assets	0.27%	0.27%	0.51%	0.53%	0.37%
Portfolio turnover rate	46%	47%	30%	51%	31%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.

(2)	Less than $0.01 per share.

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High Yield Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.45	$10.88	$8.20	$10.40	$11.26

Income from investment operations:
Net investment income	0.66	0.64	0.63	0.70	0.65
Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.56	2.68	(2.10)	(0.81)

Total from investment operations	0.63	1.20	3.31	(1.40)	(0.16)

Less distributions:
Dividends from net investment income	(0.68)	(0.63)	(0.63)	(0.72)	(0.67)
Distributions from capital gains	--	--	--	(0.08)	(0.03)

Total distributions	(0.68)	(0.63)	(0.63)	(0.80)	(0.70)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$11.40	$11.45	$10.88	$8.20	$10.40

Total return	5.86%	11.35%	40.96%	(13.64%)	(1.52%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$255,771	$228,976	$172,240	$95,346	$151,176
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.03%	1.02%
Ratio of net investment income to average net assets	5.89%	5.75%	6.31%	7.08%	5.71%
Portfolio turnover rate	21%	25%	41%	7%	22%

(1)	Less than $0.01 per share.

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International Fund

	Years Ended March 31,				For the Period from September 28, 2007 (Commencement of Operations) to March 31, 2008
Condensed data for a share of capital stock outstanding throughout the period	2012	2011	2010	2009

Net asset value, beginning of period	$9.79	$8.70	$5.31	$9.37	$10.00

Income from investment operations:
Net investment income	0.05	0.06	0.05	0.08	0.02
Net gains (losses) on securities (both realized and unrealized)	(0.27)	1.08	3.40	(4.04)	(0.65)

Total from investment operations	(0.22)	1.14	3.45	(3.96)	(0.63)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.06)	--
Distributions from capital gains	--	--	--	(0.01)	--
Return of capital	--	--	(0.01)	(0.03)	--

Total distributions	(0.05)	(0.05)	(0.06)	(0.10)	--

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of period	$9.52	$9.79	$8.70	$5.31	$9.37

Total return*	(2.20%)	13.09%	65.00%	(42.76%)	(6.30%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$70,805	$54,735	$29,960	$13,632	$22,038
Ratio of expenses to average net assets**	1.14%	1.17%	1.22%	1.20%	1.29%
Ratio of net investment income to average net assets**	0.58%	0.38%	0.61%	0.97%	0.39%
Portfolio turnover rate*	29%	35%	38%	26%	11%

*	Not annualized for periods less than one full year.

**	Annualized for periods less than one full year.

(1)	Less than $0.01 per share.

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Large Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$20.96	$18.60	$11.66	$19.68	$21.59

Income from investment operations:
Net investment income	0.04	0.04	0.05	0.04	0.02
Net gains (losses) on securities (both realized and unrealized)	0.74	2.38	6.93	(6.14)	(1.30)

Total from investment operations	0.78	2.42	6.98	(6.10)	(1.28)

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.04)	--	(0.02)
Distributions from capital gains	(0.12)	--	--	(1.92)	(0.61)

Total distributions	(0.16)	(0.06)	(0.04)	(1.92)	(0.63)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$21.58	$20.96	$18.60	$11.66	$19.68

Total return	3.84%	13.04%	59.85%	(34.35%)	(6.25%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$37,990	$36,072	$36,765	$21,320	$41,513
Ratio of expenses to average net assets	0.96%	1.04%	1.08%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	0.17%	0.19%	0.35%	0.23%	0.11%
Portfolio turnover rate	59%	28%	35%	27%	32%

(1)	Less than $0.01 per share.

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Micro Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$10.24	$8.18	$4.40	$8.45	$13.32

Income from investment operations:
Net investment loss	(0.09)	(0.07)(1)	--	(0.07)	(0.16)
Net gains (losses) on securities (both realized and unrealized)	1.56	2.13	3.78	(3.49)	(3.69)

Total from investment operations	1.47	2.06	3.78	(3.56)	(3.85)

Less distributions from capital gains:	--	--	--	(0.49)	(1.02)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$11.71	$10.24	$8.18	$4.40	$8.45

Total return	14.36%	25.18%	85.91%	(42.64%)	(30.23%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$40,981	$31,319	$22,679	$14,017	$27,383
Ratio of expenses to average net assets	1.51%	1.53%	1.54%	1.55%	1.50%
Ratio of net investment loss to average net assets	(0.99%)	(0.82%)	(1.10%)	(1.01%)	(1.08%)
Portfolio turnover rate	31%	30%	28%	31%	34%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

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Mid Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$17.25	$14.89	$9.27	$12.86	$15.53

Income from investment operations:
Net investment loss	(0.06)	(0.04)(1)	(0.05)(1)	(0.03)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	1.08	2.40	5.67	(3.38)	(1.42)

Total from investment operations	1.02	2.36	5.62	(3.41)	(1.45)

Less distributions from capital gains	(0.32)	--	--	(0.18)	(1.22)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$17.95	$17.25	$14.89	$9.27	$12.86

Total return	6.22%	15.85%	60.63%	(26.96%)	(10.60%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$734,567	$754,587	$469,929	$193,720	$380,008
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.02%	1.01%
Ratio of net investment loss to average net assets	(0.34%)	(0.23%)	(0.43%)	(0.26%)	(0.23%)
Portfolio turnover rate	31%	21%	12%	17%	34%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

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Small Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$27.69	$24.90	$16.21	$20.48	$28.00

Income from investment operations:
Net investment income (loss)	--(2)	(0.10)(1)	(0.01)	0.04	(0.11)
Net gains (losses) on securities (both realized and unrealized)	0.91	2.89	8.73	(3.55)	(4.75)

Total from investment operations	0.91	2.79	8.72	(3.51)	(4.86)

Less dividends and distributions:
Dividends from net investment income	--	--	(0.03)	--	--
Distributions from capital gains	(0.06)	--	--	(0.76)	(2.66)
Return of capital	--	--	--(2)	--	--

Total dividends and distributions	(0.06)	--	(0.03)	(0.76)	(2.66)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$28.54	$27.69	$24.90	$16.21	$20.48

Total return	3.31%	11.20%	53.80%	(18.00%)	(18.74%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,768,696	$3,157,445	$2,931,836	$1,257,265	$1,602,315
Ratio of expenses to average net assets	1.00%	1.01%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	(0.00%)(3)	(0.40%)	(0.51%)	0.22%	(0.41%)
Portfolio turnover rate	24%	16%	9%	15%	37%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

(3)	Less than 0.01%.

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Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The Bank of America Merrill Lynch (BofAML) U.S. High Yield Master II Index is an unmanaged index that tracks the performance of U.S. dollar denominated, below investment-grade rated corporate debt publically issued in the U.S. domestic market.

The Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong.  It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.  These 45 companies represent about 67% of capitalization of the Hong Kong Stock Exchange.

The Lipper Balanced Funds Index® is an unmanaged, net asset value (“NAV”) weighted index of the 30 largest balanced mutual funds.  Performance is presented net of the Funds’ fees and expenses.

The Lipper High Yield Bond Funds Index® is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds.  Performance is presented net of the funds’ fees and expenses.

The Lipper International Funds Index® measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

The Lipper Large-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification.

The Lipper Micro-Cap Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro Cap classification.

The Lipper Mid-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification.

Lipper Mixed-Asset Target Allocation Moderate Funds Index® is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

The Lipper Multi-Cap Growth Funds Index® is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper.

The Lipper Science & Technology Funds Index® is an unmanaged, equally weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification.

The Lipper Small-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification.

The Merrill Lynch High Yield Master Index® is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole.  The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index® and 40% of the Merrill Lynch High Yield Master Index®.

The MSCI AC World Index Ex USA® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S.

The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.

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The NYSE Arca Tech 100 Index® is a price-weighted index comprised of stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses.

The Russell 1000 Growth Index® measures the performance of those Russell 1000 Index® companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Index® consists of the 1,000 largest companies in the Russell 3000 Index®.

The Russell 2000 Growth Index® measures the performance of those Russell 2000 Index® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Growth Index® measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Microcap Growth Index® measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Index® consists of the smallest 1,000 companies in the small-cap Russell 2000 Index® plus the next 1,000 securities.

The Russell Midcap Growth Index® measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

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Shareholder Information

HOW SHARE PRICE IS DETERMINED

Shares of each Fund are purchased or redeemed at their NAV next calculated after your purchase order and payment or redemption order is received in “good order” by a Fund.  In the case of certain authorized financial intermediaries (“financial intermediaries”), such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations.  Orders placed through financial intermediaries who have not been specifically authorized to accept purchase and redemption requests on behalf of the Fund will be processed at the NAV determined after receipt of the purchase or redemption request by the Fund.

A Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation.  The NAV is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time), on days when the Funds are open for business.  The Funds are closed on weekends, days when the NYSE is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs), except those traded on NASDAQ, is valued at the latest sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked price on such day.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board’s Valuation Committee determines that amortized cost does not represent fair valuation.

When market quotations are not readily available or when they may not reflect the actual market value, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Funds’ Advisor and administrator, subject to the ultimate supervision of the Board of Trustees.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.  These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Funds’ management to believe that a security’s last sale price may not reflect its actual market value.  In addition, the fair value procedures are used by the valuation committee to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Funds’ management believes that the last sale price may not accurately reflect the securities’ markets value.  By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced.  The effects of using fair value pricing are that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.  To the extent that the valuation committee determines the fair market value of a security, it is possible that the fair market value determined by the valuation committee will not exactly match the market price of the security when the security is sold by a Fund.

Valuation of Foreign Securities

Under normal market conditions the Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m., Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

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Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”).  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund.  As a result, a Fund could be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).  These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services that have been approved by the Board of Trustees.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which the Fund’s NAV is not calculated.  Therefore, the NAV of the Fund’s shares may change on days when shareholders may not be able to purchase or redeem the Fund’s shares.  The calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

HOW TO PURCHASE SHARES

No Load Funds

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in the Funds.

How to Buy Shares

To make an initial purchase, your purchase order must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  “Good order” means that your purchase includes: (1) a completed account application or investment stub; (2) the dollar amount of shares to be purchased; and (3) a check payable to Buffalo Funds, which indicates your investment in a Fund (see chart on page 83 for details on making investments in the Funds).  In general, you may purchase shares of the Funds as indicated below:

·	by phone, Internet, mail or wire;
·	through Automatic Investments; and
•	through exchanges from another Buffalo Fund.

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All checks must be in U.S. dollars drawn on a domestic financial institution.  Cashier’s checks under $10,000, money orders, third party checks, credit card checks, Treasury checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks or any conditional order or payment will not be accepted as payment.  Your NAV per share for a purchase will be the next computed NAV after your request is received in good order.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m., Eastern time) will be executed at the NAV, computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

The Fund does not issue share certificates and its shares are not registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Initial Investment

•	$2,500 for regular accounts, unless opened via an exchange;
•	$1,000 for exchanges from another Buffalo Fund;
•	$250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or
•	$100 initial purchase for any account when an Automatic Investment Plan is established for at least $100 per month.

Minimum Additional Investment

•	$100 by phone, Internet or mail;
•	$100 by wire;
•	$100 for Automatic Investments through an automated clearing house (“ACH”); and
•	$100 for exchanges from another Buffalo Fund.

Automatic Investment Plan

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange.  If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum.  If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

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HOW TO REDEEM SHARES

You may withdraw proceeds from your account at any time.  Your NAV for a redemption will be the next computed NAV after your request is received by the Fund, its agents or an authorized financial intermediary in “good order”.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via mail, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service.  Redemption requests by mail must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  For redemption requests, “good order” means that: (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed; (2) the request properly identifies your account number; (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered; and, if applicable, (4) the signature(s) on the request is guaranteed.  Redemptions over $25,000 must be made in writing and be signature guaranteed.  Additionally, signature guarantees are required when any of the following are true:

• you request that redemption proceeds be sent to a different payee, bank, or address than that which the Funds have on file;
• you request that redemption proceeds be sent to an address of record within 15 days of changing that address; or
• you are changing the account registration or sending proceeds to a Buffalo account with a different registration.

For further instructions about signature guarantees, see the “Signature Guarantees” section.

The following services are also available to shareholders.  Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

• Uniform Transfers/Gifts to Minors Accounts	• Roth IRA accounts
• Transfer on Death (“TOD”) Accounts	• Coverdell Education Savings Accounts
• Accounts for corporations, partnerships and retirement plans.	• Simplified Employee Pensions (“SEPs”)
• Traditional IRA accounts

Distributions

Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.  As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you, provided that the Fund complies with all requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions.  The Flexible Income and High Yield Funds expect to declare and distribute all of their respective “investment company taxable income,” which includes interest, dividends, net short-term capital gain and net gain from foreign currency transactions, if any, to their respective shareholders at least annually and as frequently as monthly.  The International, China, Large Cap, Micro Cap, Mid Cap, Discovery, Small Cap, and Growth Funds declare and distribute investment company taxable income, if any, annually, usually in December.  Distributions of net capital gain (the excess of net long-term capital gain over short-term capital loss), if any, will be declared and paid by each of the Buffalo Funds annually, usually in December.  A Fund may distribute its investment company taxable income and net capital gain more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on such Fund.  Alternatively, but subject to the approval of the Board of Trustees, any or all of the Funds may distribute all of their investment company taxable income and net capital gain, if applicable, annually, semi-annually, quarterly or monthly on a date or dates approved by the Board of Trustees.

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The amount of any distribution will vary, and there is no guarantee a Fund will make a distribution of either investment company taxable income or net capital gain.  There are no fees or sales charges on reinvestments. If you elect to receive payments of distributions in cash, and the U.S. Postal Service is unable to deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV, and to reinvest all subsequent distributions.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received (or were deemed to receive) in the previous calendar year.  Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if received on December 31.  The Funds may reclassify distributions after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Distribution.”  If you are a taxable investor and invest in a Fund shortly before the record date of a distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or long-term capital gain tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.  Fund distributions may not be subject to federal income tax if you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012) unless a Fund designates any part of such distribution as attributable to qualified dividend income.  For non-corporate shareholders, any distribution attributable to and reported as qualified dividend income will be eligible for the reduced federal income tax rate applicable to long-term capital gain, provided such shareholders meet certain holding period requirements.  However, the current federal income tax provisions applicable to qualified dividend income are scheduled to expire for tax years beginning after December 31, 2012.  For non-corporate shareholders, distributions of net capital gain are taxable as long-term capital gains (currently taxed at a maximum rate of 15%, but scheduled to increase to 20% for tax years beginning after December 31, 2012) no matter how long you have owned your shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Medicare Tax.  In addition to the federal income tax, for tax years beginning after December 31, 2012, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8 percent.  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Funds anticipate that they will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Sale, Exchange or Redemption of Fund Shares.  A sale, exchange or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For federal income tax purposes, an exchange of your Fund shares for shares of a different Buffalo Fund is the same as a sale.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within thirty days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Backup Withholding.  By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of investment company taxable income, net capital gain, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs them to do so.  Under current law, the rate of backup withholding is 28% (but scheduled to increase to 31% for distributions made or proceeds paid after December 31, 2012) of any distributions or proceeds paid to U.S. residents.

China Fund and International Fund.  If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Cost Basis Reporting.  The Funds are required to report to you and the IRS the cost basis of any Fund shares acquired after January 1, 2012 when you subsequently redeem those Fund shares.  The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

Other.  Fund distributions and capital gains from the sale, exchange or redemption of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding at a 30% tax rate (or lower pursuant to certain treaties) and U.S. estate tax.  Additionally, non-U.S. investors may be subject to special U.S. tax certification requirements.

This discussion of distributions and taxes is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Additional Policies About Transactions

The Funds cannot process a transaction request unless it is properly completed as described in this section.  To avoid delays, please call the Funds if you have any questions about these policies.  The Funds reserve the right to cancel or change these transaction policies at any time upon 30 days’ written notice to shareholders prior to any change taking effect.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker.  You may also contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee.  In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases - The Funds may reject purchase orders when they are not received by the Funds in “good order” or when it is in the best interest of a Fund and its shareholders to do so.  If your check or ACH does not clear, you will be charged a fee of $25, and you may be responsible for any additional charges incurred by the Funds.  If a purchase order is rejected for any reason, the investor will be notified.

Please note that the Small Cap Fund is currently closed to all new accounts, including new employer sponsored retirement plans (“ESRPs”).  The Fund will remain open to additional investments by all existing accounts and existing ESRPs.  In addition, new participants in all existing ESRPs may make investments in the Fund.  Finally, the Advisor reserves the right to make exceptions to this closure for pending plans.

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Redemptions – The Funds generally send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted.  But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine.  Under certain circumstances, the Funds may, instead of cash, pay you proceeds in the form of liquid portfolio securities owned by the Fund from which you are redeeming shares.  If the Funds pay you with securities in this manner, the total value of such securities on the date of sale will be used to calculate your capital gain or loss for federal income tax purposes with respect to such redemption.  If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted.

If you request a redemption within 12 days of a purchase, the Funds will delay sending your proceeds until unconditional payment has been collected.  This may take up to 12 days from the date of purchase.  For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature(s) guaranteed.  The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Generally, redemption requests failing to indicate an election not to have tax withheld will be subject to 10% withholding.  Please refer to your IRA Disclosure Statement for more information.

Redemption Fee – If shares of the High Yield, Micro Cap or Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Flexible Income, International, China, Large Cap, Mid Cap, Discovery or Growth Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Fund will employ the "first in, first out" method to calculate the 60-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (investment company taxable income and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans.  However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder.  The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your financial intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

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Fund shareholders are subject to this 2.00% redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries that contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and their shareholders and to the extent permitted or required by applicable law.

Market Timing and Frequent Trading – While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds including, but not limited to, market timing.  Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders.  The Funds do not allow market timing or accommodate market timers and have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders.  These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Board of Trustees has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer.  The Funds may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers.  You will be considered a market timer if you: (i) have requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request; (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase; or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds.  For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds, and accounts under common ownership, influence or control.  Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy.  If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Funds, the Advisor or their agents will monitor transaction activity.  Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisors, the ability to monitor trades from the underlying shareholders may be limited.  The Funds, the Advisor or their agents will seek to utilize web-based and other tools made available by such financial advisors to provide transparency to screen for excessive short-term trading.  If, as a result of the monitoring, the Funds, the Advisor or their agents believe that a shareholder has engaged in excessive short-term trading, the Funds will request the financial advisors to restrict the account from further purchases or exchanges.

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The Funds have also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity.  For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined” above.

The shares of the Funds are not subject to any contingent deferred sales charge, but the Funds do impose a redemption fee, as described above, to discourage frequent trading.  However, the Funds, except the International and China Funds, hold stocks and other investments that generally are domestic, highly liquid securities, such that the Funds generally do not make an attractive target for predatory trading or arbitrage efforts.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Funds’ Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual.  Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more.  Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or its shareholders.  Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Board of Trustees at the next quarterly Board meeting.

Payments to Financial Intermediaries – The Advisor and/or the Distributor may pay additional compensation (at their own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.  These payments may be made to financial intermediaries that provide shareholder servicing and marketing support.  You should ask your financial intermediary for more details about any such payment it receives.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds.  Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund.  The maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.

Closure of a Fund – The Advisor retains the right to close any Fund (or partially close any Fund) to new purchases if it is determined to be in the best interest of shareholders.  The Micro Cap Fund intends to close to all new investors at approximately $250 million of assets.  As of the date of this Prospectus, the Small Cap Fund is closed to all new accounts, including new ERSPs.  Based on market and Fund conditions, the Advisor may decide to close the Funds to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Signature Guarantees – Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature from a notary public is not a signature guarantee.  For your protection, the Funds require a guaranteed signature if you request:

•  that a redemption be sent to a different payee, bank or address than that which the Funds have on file;
•  any redemption within 15 days of a change of address;
•  any redemption in excess of $25,000; and
•  a change in account registration.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situations.

Corporations, Trusts and Other Entities – Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act.  The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund – The minimum exchange amount required to establish a new Fund account is $1,000.  After your accounts are established, exchanges may be made in amounts of $100 or more.  You must also keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account.  You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account.  The names and registrations on both accounts must be identical.  Redemption fees will also apply if you redeem your shares through an exchange that have not been held in the account for the requisite time period.  Exchanges between Buffalo Funds are transactions subject to the Fund’s market timing policy.  You should review the Prospectus for information relating to the Buffalo Fund in which you are investing.  All shareholders who have selected this option on their account application are able to perform exchanges by telephone.

Telephone/Internet Services – Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Funds by telephone and shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent is liable for any loss incurred due to failure to complete a telephone transaction prior to market close.  If this happens, contact the Buffalo Funds by mail or by accessing the Funds’ web site at www.buffalofunds.com.  The Funds may refuse a telephone request, including a request to redeem shares of a Fund.  The Funds will use reasonable procedures to confirm that telephone instructions are genuine.  If such procedures are followed neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions.  The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone or internet transaction has been placed, it cannot be canceled or modified.

Shareholder Information – To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address.  When two or more Buffalo Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semi-annual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder.  Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests – Your price per share for purchases and redemptions will be the NAV next computed after your request is received in good order by the Funds, their agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Anti-Money Laundering Policy – In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Please contact the Transfer Agent at 1-800-492-8332 if you need additional assistance when completing your application.

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Householding - In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-800-49-BUFFALO (1-800-492-8332) to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts - Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If a Fund is unable to locate you, then it will determine whether the investor’s account can legally be considered abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

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Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds.  The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you.  Some of this is information you provide and some is obtained from other sources.  In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information.  Please read the Privacy Policy carefully.  It has information about our policies for the collection, use, disclosure, and protection of your Personal Information.  If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy.  As methods of doing business change, we reflect any applicable changes in our Privacy Policy.  If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below.  These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you.  The Personal Information we collect will vary depending upon the product or service you select.  The following is a general list of the Personal Information.  Not all of the Personal Information will be collected every time you do business with us.

Personal Information

• Name	• E-mail address
• Address	• Product-Related Personal Information
• Birthdate	• Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)
• Phone number
• Social Security Number

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GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information.  We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions.  We also collect Personal Information from our web site and through other electronic means.  We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution.  In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf.  This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us.  If we do not share the Personal Information, we cannot provide you the product or service you requested.  In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution.  In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate.  Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

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What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes.  We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review.  Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available.  If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records.  If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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Conducting Business with the Buffalo Funds

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must accept telephone and internet transactions on your account application or on the appropriate form.  If you call, the Funds’ representative may request personal identification and tape-record the call.

If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund via exchange ($1,000 minimum). The names and registrations on the accounts must be identical.
You may make additional investments ($100 minimum) by telephone/on-line.  After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously.  The Funds will send money only to the address of record, via ACH or by wire.
You may exchange existing shares ($1,000 minimum exchange for new accounts) for shares in another Buffalo Fund. Shares must be exchanged into an identically-registered account(s).
BY MAIL
All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus.  Your initial investment must meet the account minimum requirement.  Make your check payable to Buffalo Funds and be sure to indicate the name of the Fund in which you are investing.

Make your check ($100 minimum) payable to Buffalo Funds and mail it to the Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered and guaranteed as described on page 78) the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed.  The Funds will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum into an existing account) and the name of the Buffalo Fund into which the money is being transferred.

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BY WIRE
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI  53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
Further Credit:  (Name of specific Buffalo Fund)
(Shareholder name and account number)

First, contact the Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile.  A completed application is required in advance of a wire.  Within 24 hours of receipt of the faxed application, a telephone representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you are given.  Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares.  In order to obtain wiring instructions, and to ensure proper credit, please notify the Funds prior to sending a wire purchase order.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account.  A $15 fee is charged.  If your written request is received before 4:00 P.M. (Eastern Time) the Funds will normally wire the money on the following business day.  If the Funds receive your written request after 4:00 P.M. (Eastern Time), the Funds will normally wire funds on the second business day.  Contact your bank about the time of receipt and availability.
Not applicable.
THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Funds by request. All registered owners must sign.	Not applicable.
Automatic Investment:

You may authorize automatic monthly or quarterly investments in a constant dollar amount ($100 minimum) from your checking account.  The Funds will draft your checking account on the same day each month or quarter in the amount you authorize via ACH.  In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period.  You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan.  You may cancel or change your plan or redeem all your shares at any time.  The Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo Account and $1,000 to a new Buffalo account) to another Buffalo Fund.  Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Table of Contents - Prospectus

Additional Information

The SAI contains additional information about the Funds and is incorporated by reference into this Prospectus.  The Funds’ annual and semi-annual reports to shareholders contain additional information about each of the Buffalo Fund’s investments and are incorporated herein by reference.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below.  You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.  These documents are also available on-line at the Funds’ Internet site listed below.

You may review and copy the SAI, annual and semi-annual reports and other information about the Funds by visiting the SEC’s Public Reference Room in Washington, DC (202-551-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

1-800-49-BUFFALO (1-800-492-8332) Buffalo Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 www.buffalofunds.com	Investment Company Act file number: 811-10303

BUFFALO FUNDS

PART B

BUFFALO CHINA FUND  (BUFCX)
BUFFALO DISCOVERY FUND  (BUFTX)
BUFFALO FLEXIBLE INCOME FUND  (BUFBX)
BUFFALO GROWTH FUND  (BUFGX)
BUFFALO HIGH YIELD FUND  (BUFHX)
BUFFALO INTERNATIONAL FUND  (BUFIX)
BUFFALO LARGE CAP FUND  (BUFEX)
BUFFALO MICRO CAP FUND  (BUFOX)
BUFFALO MID CAP FUND  (BUFMX)
BUFFALO SMALL CAP FUND  (BUFSX)

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2012

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus, dated June 29, 2012.  Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.  To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS

Table of Contents - Statement of Additional Information

INTRODUCTION

This Statement of Additional Information (“SAI”) supplements the Buffalo Funds’ Prospectus dated June 29, 2012.  This SAI provides additional information concerning the organization, operation and management of the Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Discovery Fund, Buffalo Small Cap Fund, and Buffalo Growth Fund (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Funds in the Trust is classified as “diversified” under the 1940 Act.  “Diversified” means that at least 75% of the value of a Fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of the Fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.  The Funds may not change their classifications as “diversified” without shareholder approval.

The Funds have elected and intend to qualify to be treated as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Such qualification relieves the Funds of liability for federal income taxes to the extent a Fund’s investment company taxable income and net capital gain are distributed in accordance with the Code.  To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Kornitzer Capital Management, Inc. serves as each Fund’s manager and investment advisor (“KCM” or the “Advisor”).  KCM oversees the investment program and management of each Fund’s investments and makes the Funds’ day-to-day investment decisions.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on February 14, 2001.  Each Fund is one series, or mutual fund, formed by the Trust.  The Buffalo Flexible Income (formerly, the Buffalo Balanced Fund), Buffalo High Yield, Buffalo Large Cap, Buffalo Small Cap and Buffalo Growth Fund (formerly, Buffalo USA Global Fund) (the “Successor Funds”) are the successors to the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc., respectively (the “Predecessor Fund(s)”), pursuant to a reorganization that took place on July 29, 2008 (the “Reorganization”) for all Funds except the Buffalo Small Cap Fund, the reorganization of which took place on August 19, 2008.  Prior to that date, the Successor Funds had no investment operations.  The Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Successor Funds at the time of the Reorganization and were managed by the same investment advisor as the Funds.  Effective July 31, 2009, the name of the Successor Buffalo USA Global Fund was changed to the Buffalo Growth Fund and its investment strategies were revised.  Effective July 29, 2011, the name of the Successor Buffalo Balanced Fund was changed to Buffalo Flexible Income Fund and the investment strategies were revised from a “balanced” strategy to a “flexible” strategy as described in the Prospectus.  On the same date, the Buffalo Growth Fund’s investment strategies were also revised as set forth in the Prospectus.  Effective as of the date of this SAI, the name of the Buffalo Science & Technology Fund is changed to Buffalo Discovery Fund and its investment strategies are being revised as described in the Prospectus.

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An unlimited number of shares of beneficial interest in the Trust were authorized for each series of the Trust.  All shares of each of the Funds have the same rights and privileges as other shares of the same Fund.  Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund.  Shares when issued are fully paid and non-assessable.  The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes.  Shareholders do not have pre-emptive or conversion rights.  The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting.  Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings.  The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws.  The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

INFORMATION ABOUT THE BUFFALO FUNDS’ INVESTMENTS

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment.  If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%.  Likewise, in the event that a Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

Unless otherwise stated, a Fund’s investment objectives, strategies or policies may be changed only by the Board of Trustees, without shareholder approval.  However, a Fund will not change its investment objective without providing 60 days’ advance written notice of the change to shareholders.  The Buffalo High Yield, Buffalo China, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap Funds will not change their investment policies of investing at least 80% of the Fund’s investments in the investments described above without first providing shareholders with at least 60 days’ prior written notice.

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Below you will find descriptions of each Fund’s principal investment objective(s) and strategies.  Following the Fund descriptions, you will find a more detailed description of the Funds’ investments and their associated risks, with the Funds’ principal investment strategies and policies listed first, followed by additional non-principal investment strategies and policies used by the Funds to achieve their investment objectives.

Description of the Principal Investment Strategies of the Funds

Buffalo China Fund―seeks long-term growth of capital by investing primarily in publicly traded common stocks of “China Companies” as defined below.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of “China Companies of any size”.  The Fund considers China Companies to be those:

•
that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”) including companies which may not have a substantial economic presence in China; or

•	that issue securities for which the principal trading market is in China; or

•	that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the Fund may make equity investments in preferred stock and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies, including ADRs, EDRs and GDRs.  In addition to direct investments in China Companies, the Fund may invest in other investment companies and ETFs that invest in China Companies.  The Fund may also not invest indirectly in China Companies through equity-linked notes or swap agreements, although these investments are limited to 30% of the Fund’s net assets.  The Fund’s indirect investments in China Company equity securities may be used as tools to gain exposure to Class A shares or other specific China Company securities or markets, which may have certain limitations on direct investment.  The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen stock exchanges) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

The Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.  The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions.  The Fund does not intend to invest in the securities of non-public companies, purchase securities on margin (leveraging) or sell securities short.

The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen Stock Exchanges.  Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors.  The China Fund’s exposure to securities listed on either the Shanghai or Shenzhen Exchanges will initially be through B shares.  The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets.  However, it is uncertain whether or the extent to which these plans will be implemented.  In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong).  In addition and as noted in the Prospectus, the Fund is authorized to invest in securities of China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

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In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in domestic or foreign securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Also, when consistent with the Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies, up to 10% of which may be rated less than Baa, by Moody’s or BBB by S&P (commonly referred to as “junk bonds”), or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below Baa or BBB quality after purchase, and unrated debt securities, which the Advisor believes have fallen below Baa or BBB quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.  The Advisor may invest in debt securities of China Companies if the debt securities present an opportunity for capital appreciation.  This would occur if the Advisor evaluates a convertible debt instrument as having a significant equity component with the potential for long-term capital appreciation or debt securities that are standard loans that are repayable in cash, but which are linked to the receipt of warrants in the underlying company as part of the transaction.

Buffalo Discovery Fund―seeks long-term capital growth by investing principally in equity securities, including domestic common stock, preferred stock, convertible securities, warrants and rights of companies whose securities may increase in value due to the development, advancement or commercial application of innovative strategies.  Companies engaged in innovative strategies are those who, in the opinion of KCM, the Fund’s investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property.  The types of companies in which the Fund may invest range across industries and all market capitalizations.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Buffalo Flexible Income Fund―seeks, as a primary objective, high current income, by investing in fixed and floating rate corporate bonds, government notes and bonds, bank debt, mortgage and asset backed securities, convertible debt securities, preferred stocks and convertible preferred stocks.  The Fund may also invest in higher yielding, high-risk debt securities (often referred to as “junk bonds”).  The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies.  The Fund intends to achieve its secondary objective of long term growth of capital by investing primarily in both equity and debt securities.  Securities can include common stocks, as well as rights and warrants and by investing in convertible debt securities and convertible preferred stocks.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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The Advisor expects that the majority of common stocks purchased for the Fund will be of large-capitalization (“large-cap”) companies.  This Fund considers large-cap companies to be those with market capitalization in excess of $10 billion at the time of initial purchase.

The Fund retains the freedom to invest up to 100% of its net assets in corporate debt securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities.  High-risk debt securities are those rated below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”).  Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality.  Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

Buffalo Growth Fund―seeks long-term growth of capital by investing at least 75% of the equity weighting of the Fund’s portfolio in domestic common stocks and other equity securities of companies  including preferred stock, convertible securities, warrants and rights of companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is less.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Growth Fund may invest in companies with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.  In its security selection process, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor seeks to invest in the common stocks of companies that appear to have above-average potential for appreciation.

Buffalo High Yield Fund―primarily seeks high current income and secondarily seeks long-term capital growth.  The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of higher yielding, high-risk debt securities rated below investment grade by the major rating agencies or in similar unrated securities (often referred to as “junk bonds”).  The Fund also generally intends to invest a small percentage of its net assets in equity securities.  The Fund will pursue its secondary investment objective, capital growth, through appreciation of the debt and equity securities that it holds.  The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.

The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities.  The Fund may also purchase government debt securities, but will not invest directly in debt securities issued by foreign governments.  The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which place greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities.  The Fund may also invest in preferred stocks and convertible preferred stocks.

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The Fund may purchase and invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  Rated debt securities, which are downgraded to below B quality after purchase, and unrated debt securities, which the Advisor believes have fallen below B quality after purchase, are not subject to this limitation, and such securities will be sold at the Advisor’s discretion.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

If the Advisor believes that a full or partial temporary defensive position is necessary, due to present or anticipated market or economic conditions, the Advisor may take any one or more of the following steps to protect the Fund’s assets: (1) shorten the average maturity of the Fund’s debt securities; (2) hold more or all cash or cash equivalents; and (3) emphasize investment in higher grade debt securities.  If the Advisor implements a defensive position, the Fund’s yield may decline, and the Fund may not achieve its investment objectives.

Buffalo International Fund―seeks long-term growth of capital by investing primarily in equity securities of established companies that are economically tied to various countries throughout the world (excluding the United States (the “U.S.”)).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or

•
that derives at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 35% of its net assets.

Equity securities in which the Fund will invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts.  The Fund may invest directly or indirectly in foreign securities or foreign currencies.  The Fund’s investments in depositary receipts may include sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs, EDRs and GDRs are depositary receipts typically issued by a U.S. or foreign bank or trust company that give their holders the right to receive securities issued by a foreign company.  Such depositary receipts are denominated in the currency of the country of the bank or trust company that issues them.  The Fund may invest in securities of companies of any size.

In selecting securities for the Fund, the Advisor uses a bottom-up approach in choosing investments.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, global or general market trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.

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The Fund does not intend to purchase securities on margin or use leverage in the management of its portfolio.

Buffalo Large Cap Fund―seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock, rights and warrants.  The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500 Index®.  The capitalization of the S&P 500 Index® changes due to market conditions and changes with the composition of the S&P 500 Index®.  As of May 31, 2012, the median market capitalization of companies in the S&P 500 Index® was approximately $11.5 billion.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Buffalo Micro Cap Fund―seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of micro-capitalization (“micro-cap”) companies.  The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization  of $1 billion or less.  The Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.

Buffalo Mid Cap Fund―seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of medium-capitalization (“mid-cap”) companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

Buffalo Small Cap Fund―seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of smaller, or “small-cap,” companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of $2.5 billion or less.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.

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Additional Information About the Funds’ Principal Investment Strategies, Policies and Risks

Recent Market Events.  U.S. and international markets have experienced significant volatility in recent years.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Funds.  Continuing market volatility may have adverse effects on the Funds.

Common Stock.  All of the Buffalo Funds may invest in the common stock of companies, including real estate investment trusts (“REITs”) and the Buffalo International and Buffalo China Funds may also invest in publicly traded common stock of foreign companies of any size.  The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company.  The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners.  Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets.  Common stocks and stock markets generally, can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Other Equity Securities.  To the extent that any of the Buffalo Funds purchase equity securities other than common stocks, including preferred stocks, convertible preferred stocks, MLP (Master Limited Partnership) securities (or other investments) with prices linked to the value of common stock, rights and warrants, they will be exposed to the following benefits and risks.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well.

A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, convertible preferred stock is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

An MLP is a limited partnership that is publicly traded on a securities exchange.  To qualify for MLP status, a partnership must generate at least 90% of its income from what the IRS deems qualifying sources.  For many, MLPs, these include all manner of activities related to the production, processing or transportation of oil, natural gas and coal.

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Convertible preferred stock is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock.  If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When convertible preferred stock is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value.  This is because the holder of the convertible preferred stock will have recourse only to the issuer.  Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  Convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating and investment limitation purposes.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that is that a Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

A warrant allows the holder to purchase a security at a fixed price during a preset time period.  The value of a warrant will increase, if the market value of a particular security increases after the warrant is purchased.  If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss.  Warrants do not provide the holder the right to receive dividends or the right to vote.  The Buffalo China Fund may only invest up to 10% of its net assets in warrants.

Large-Cap Companies.  The Buffalo Large Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of larger companies.  Large-cap companies may be more stable than newer, smaller companies, and securities of larger companies tend to be regularly traded.  Large-cap companies, however, may be unable to respond quickly to new competitive challenges.  Large-cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies.  The Buffalo Mid Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of mid-cap companies.  Mid-cap companies may have more potential for growth than larger companies, but mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Mid-cap company securities also may be bought and sold less often and in smaller amounts than larger company securities.  If a Fund wants to sell a large quantity of a mid-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

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Small-Cap Companies.  The Buffalo Small Cap Fund, Micro Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of small-cap companies.  Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap companies may also involve greater risk than investing in larger companies.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies.  Small-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks.  If a Fund wants to sell a large quantity of a small-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time.

Micro-Cap Companies.  The Buffalo Micro Cap Fund and Buffalo Small Cap Fund and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in the securities of micro-cap companies.  Small, less seasoned companies have more potential for rapid growth.  They also often involve greater risk than larger companies.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole.  In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company.  The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities.  To the extent that they purchase such securities the Buffalo Flexible Income, the Buffalo High Yield and the Buffalo China Funds, and, to the extent that they purchase such securities, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

The yields and principal values of debt securities fluctuate.  Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  These fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

A convertible debt security is a debt obligation that may be converted in a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible debt security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight debt security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, however, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar debt security and not as sensitive to changes in share price as its underlying stock.

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A convertible debt security is usually issued either by an operating company or by an investment bank.  When issued by an operating company, convertible debt tends to be senior to common stock, but subordinate to other types of debt securities issued by that company.  When a convertible debt security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security.  If, however, the parity price, which is the price at which the common stock underlying the convertible debt security may be obtained, of the convertible debt security is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock.  When a convertible debt security is issued by an investment bank, the security is an obligation of, and is convertible through, the issuing investment bank.

In addition, the issuer of a convertible debt security may be important in determining the security’s true value.  This is because the holder of a convertible debt security will have recourse only to the issuer.  A convertible debt security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  The Advisor uses the same criteria to rate a convertible debt security as it uses to rate a more conventional debt security.

The Buffalo Flexible Income, Buffalo China and Buffalo High Yield Funds purchase debt securities, as previously described in this SAI.  Consistent with their investment objectives, strategies and policies, the remaining Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated A or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of comparable quality.  Rated debt securities, which are downgraded below A after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase debt securities, as stated in the “Non-Principal Investment Strategies, Policies and Risk – Cash Management” section, below, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Debt Securities.  The Buffalo Flexible Income, Buffalo High Yield, and Buffalo China Funds invest in higher yielding, high-risk debt securities, often referred to as “junk bonds”.  These lower-grade debt instruments generally offer higher yields than other debt securities.  They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments.  Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions.  Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

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Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security.  For these reasons, the Advisor uses its own independent and ongoing review of credit quality in addition to the national rating organizations in selecting these debt securities for the Funds.

As mutual funds investing in debt securities, the Funds are subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising interest rates.  In general, bond prices vary inversely with interest rates.  When interest rates rise, bond prices generally fall.  Conversely, when interest rates fall, bond prices generally rise.  The change in price depends on several factors, including the bond’s maturity date.  In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.  The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates.  In addition to interest rate and income risks, each Fund is subject to credit risk, which is the risk of non-payment of interest or principal when due.  The credit risk of a Fund depends on the quality of its investments.

Foreign Investing. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in emerging markets.  International investing involves risks such as currency fluctuation and instability.  Financial markets have recently experienced increased volatility due to uncertainty surrounding the economies of certain European countries, which may increase the risks of investing in securities of foreign issuers.  The Buffalo International and Buffalo China Funds intend to invest directly in foreign securities or foreign currencies, as well as indirectly through ADRs, EDRs and GDRs.  The other Buffalo Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S., including, but not limited to, ADRs.

Each of the Buffalo Funds may gain international exposure by purchasing ADRs.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. Dollars, are publicly traded in the U.S. and represent ownership in underlying foreign securities.  ADRs are subject to similar risks as are other types of foreign investments.  Each of the Funds (except the Buffalo International and Buffalo China Funds, which have no percentage limitation on their investments in ADRs) are authorized to invest up to 20% of its net assets in ADRs or in securities of foreign companies traded on U.S. stock exchanges.

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.  ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.  However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs in relation to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses and may include: currency risks, such as adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility, among others.  While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR in relation to the U.S. dollar.

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The Buffalo International and Buffalo China Funds also invest directly in foreign securities and foreign currencies.  Foreign securities may be less liquid than many U.S. securities.  This means these Funds may at times be unable to sell foreign securities at favorable prices.  Government supervision of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. Additionally, brokerage commissions and other fees are generally higher for securities traded on foreign markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.  Furthermore, foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting requirements as U.S. companies.  There may be less information publicly available about foreign companies than about U.S. companies.

The U.S. dollar market value of a Fund’s investments and of dividends and interest earned may be significantly affected by changes in currency exchange rates.  The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect a Fund.  Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars.  Normally, exchange transactions will be conducted on a spot cash or forward basis at the prevailing rate in the foreign exchange market.  The Advisor does not intend to hedge the Buffalo International or Buffalo China Funds’ exposure to fluctuations in foreign currency exchange rates.

In addition to developed markets, the Buffalo International and Buffalo China Funds may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Because the Buffalo China Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social or economic disruptions in emerging markets, including conflicts and currency devaluations, even in countries in which the Buffalo International or Buffalo China Funds are not invested, may adversely affect security values in other countries in the region and thus the Funds’ holdings.  The Buffalo International and Buffalo China Funds could be adversely affected by controls on foreign investment and limitations on repatriation of foreign capital.  In addition, the limited liquidity in certain markets in which the Buffalo International and Buffalo China Funds may invest may impair the ability of these Funds to value their portfolio securities and to dispose of securities in order to meet redemption requests at the price and time they wish to do so.

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a problematic political issue that is not likely to be resolved in the near future and may have an adverse impact on the values of the Buffalo China Fund’s investments, or impair the Fund’s ability to invest in either country.  Any escalation of hostilities between China and Taiwan would likely have a significant adverse effect on the value of the Buffalo China Fund’s investments in both countries.

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U.S. Government Obligations.  All of the Funds may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government.  Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. Government.  However, the obligations of FNMA and FHLMC have been placed into conservatorship until the entities are restored to a solvent financial condition.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Non-Principal Investment Strategies, Policies and Risks

Cash Management.  Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash.  Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities.  There may also be times when a Fund attempts to respond to market, economic, political or other conditions by investing up to 100% of its assets in these types of investments.  During such times, the Fund taking the defensive position may not be able to pursue its primary investment objective and, instead, may focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds (except the Buffalo China Fund) apply the following criteria to their investments:

(1)
certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)
commercial paper will be limited to companies rated P-1 or higher by Moody’s or A-1 or higher by S&P, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)
the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P;

(4)
the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(5)
the Funds will invest in U.S. Government obligations, which include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.

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In pursuing cash management strategies for temporary defensive purposes, the Buffalo China Fund’s investments may include the following:

(1)	unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s investment policies and restrictions);

(2)	bank time deposits denominated in the currency of any major nation with less than seven days remaining to maturity;

(3)	bankers’ acceptances;

(4)	certificates of deposits;

(5)	debt securities of foreign companies;

(6)	floating rate securities meeting the requirements of Rule 2a-7 under the 1940 Act;

(7)	repurchase agreements with banks and broker-dealers;

(8)
commercial paper rated A-1 by S&P or Prime-1 by Moody’s or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody’s;

(9)	U.S. government securities maturing in 13 months or less; and

(10)	a variety of other high quality short-term investments.

The securities used for cash management can decrease in value.  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer.  During periods of declining interest rates, the value of debt securities generally increases.  Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase Agreements.  Each of the Buffalo Funds may invest in repurchase agreements in accordance with regulatory requirements.  A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership.  As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period.  The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The counter-party (usually a bank or broker-dealer) must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

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The Funds (other than the Buffalo China Fund) will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees.  The term to maturity of a repurchase agreement normally will be no longer than a few days.

The Buffalo China Fund may enter into repurchase agreements with banks or broker dealers.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.  Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor acknowledges these risks, it is expected that if repurchase or reverse repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

Illiquid Securities.  The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.  In the event that a Fund’s holdings in illiquid securities exceeds 15% of its net assets due to market factors, the Fund will make such adjustments necessary to reduce its holdings in illiquid securities to comply with the 15% limitation.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities.  The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid Securities section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the 1933 Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor and if, as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

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Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Covered Call Options.  Each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options.  A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.  A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 20% of a Fund’s net assets may be subject to covered call options.  By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss.  If the purchaser of a covered call option written by the Fund exercises such option and the Fund realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held by the Fund.  Writing of covered call options may be subject to the straddle rules of the Code, which could result in a deferral of some losses for federal income tax purposes.

Swap Agreements.  The Buffalo China Fund participates in swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  The successful use of swap agreements will depend on the ability of the portfolio manager to correctly predict whether the underlying investment will produce greater returns than other investments.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counter-party.  Swaps that have terms of greater than seven days may be considered to be illiquid.  While the Fund may invest up to 30% of assets in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable.  The Fund will enter into swap agreements only with counterparties that the Fund’s portfolio manager reasonably believes are capable of performing under the agreements.  If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.  The Fund’s portfolio manager will closely monitor, subject to the oversight of the Board of Trustees, the creditworthiness of counterparties in order to minimize the risk of swaps and will consider a swap illiquid when the consent of a counterparty is required for assignment and such consent is withheld.

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Synthetic Instruments.  The Buffalo China Fund invests in synthetic instruments, which are investments that have characteristics similar to the Fund’s direct investments, and may include equity swaps (see above) equity-linked notes and structured products.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies.  The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

The Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  While the Buffalo China Fund may invest up to 30% of its net assets, collectively, in swap agreements and synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid; that is, not readily marketable.

Temporary Defensive Position.  The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes.  During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets.  Also, a temporary defensive strategy still has the potential to lose money.

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Commercial Paper.  Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory.  Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies.  Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”).  A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Buffalo China Fund’s investment in other investment companies may also be in furtherance of its investment objective of long term growth of capital.  The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and the rules and regulations thereunder.  In general, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company are owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

In addition, the Funds may also take advantage of certain rules and regulations promulgated under the 1940 Act that may allow them to invest in certain types of funds (i.e. money market funds) in excess of the Section 12(d)(1) limits, provided that such investments would be consistent with a Fund’s investment objectives, policies and restrictions.  The Funds, however, currently do not intend to take advantage of such rules and regulations.

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A Fund’s investment in other investment companies may consist of shares of ETFs.  ETFs are securities whose value tracks a well-known securities index or basket of securities.  A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Options and Other Strategies (Buffalo China Fund only)

General.  The Buffalo China Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”) (collectively, “Derivative Instruments”) to attempt to hedge or limit the exposure of the Fund’s individual securities positions.

The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations.  The Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisor may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques.  These new opportunities may become available as the portfolio manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed.  The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)
Successful use of most Derivative Instruments depends upon the portfolio manager’s ability to predict movements of the overall securities markets, which requires different skills than predicting long-term changes in the prices of individual securities.  A correct forecast of stock market trends by the portfolio manager may still not result in a successful transaction.  The portfolio manager may be incorrect in his/her expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

(2)
Options prices can diverge from the prices of their underlying instruments.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3)
As described below, the Fund might be required to maintain assets (individual stocks) as “cover” when it takes positions (covered calls) in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options (“Financial Instruments”)).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)
Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns an offsetting (“covered”) position in the underlying securities.  The Fund will comply with SEC guidelines regarding cover for these instruments.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  The Fund may buy put options and sell covered call options on individual securities recognized on national securities exchanges and boards of trade, as well as in the OTC markets.  Up to 5% of Fund total assets may be subject to covered calls and purchased put options.  The Fund does not intend to simultaneously write covered call options and purchase put options on the same security.

By writing (selling) a covered call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put option it had purchased by writing an identical put option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Upon the termination of the Fund’s obligation under a covered call option, other than though exercise of the option, the Fund will realize a short-term capital gain or loss.  If the Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held.  Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which could result in a deferral of some losses for tax purposes.

Risks of Options on Securities.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

When-Issued Securities.  The Buffalo China Fund may purchase securities on a when-issued basis.  These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  No income accrues to the purchaser of a security on a when-issued basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

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The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis.  These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.  The Fund may invest up to 5% of its net assets in when-issued securities.

Fundamental Investment Restrictions

The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below.  These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less.  Many of these investment restrictions recite the current legal or regulatory requirements.  When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

Each Fund will not:

(1)
as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);

(2)
engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments) provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;

(3)
underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement;

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(5)
borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow in amounts not exceeding one-third of its total assets (including the amount borrowed) and may borrow up to 5% of its total assets for temporary purposes;

(6)
make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or

(7)
purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities) except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

With respect to investment restriction 4, the 33 1/3% limit refers to the restrictions on borrowing and issuing senior securities under the 1940 Act.  Although the Fund is permitted to make loans, loans are also subject to the limit of 33 1/3% of the Fund’s total assets.

Non-Fundamental Investment Restrictions

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds.  The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)
Each Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction).  Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies.  The Funds currently operate in accordance to the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act.  The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

(2)
Each Fund will not invest more than 15% of its net assets in illiquid securities.  The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

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(3)	Each Fund will not invest in any issuer for purposes of exercising control or management.

(4)	Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)
Each of the Buffalo High Yield, Buffalo China, Buffalo Large Cap, Buffalo Micro Cap, Buffalo Mid Cap and Buffalo Small Cap Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the principal strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

Additional Information Regarding Investment Restrictions

In addition to the Fundamental and Non-Fundamental Investment Restrictions set forth above, the Funds are each subject to regulatory restrictions on certain practices. These requirements include, but are not limited to the following:

(a)
Pledging of Assets:  A pledged asset is an asset that is transferred to a lender for the purpose of securing debt.  The lender of the debt maintains possession of the pledged asset, but does not have ownership unless default occurs.  Under the regulatory restrictions of the 1940 Act, a Fund may pledge assets only if it conforms with requirements that no more than 33 1/3% of the Fund’s net assets are encumbered, either through a pledge of assets as collateral or other forms of encumbrance.  In addition, the 1940 Act imposes other restrictions regarding, among other things, the manner in which assets may be pledged.  The Buffalo Funds currently do not engage in the pledging of assets.

(b)
Securities Lending:  The 1940 Act generally permits a Fund to lend portfolio securities, provided that the Fund has adopted a fundamental investment policy permitting the making of loans to other persons.  The Buffalo Funds each have a Fundamental Investment Restriction which permits lending pursuant to the regulatory requirements.  In addition, the SEC staff has developed guidelines regulating the securities lending activities of funds, which guidelines are set out primarily in a series of SEC staff no-action letters.  The guidelines developed by the SEC staff relating to securities lending activities are summarized below:

•
Collateral.  With respect to each loan, the Fund must receive eligible collateral equal to at least 100% of the market value of the securities loaned.  Collateral must be marked daily to account for any increases in the market value of the securities loaned and/or decreases in the market value of the collateral

•	Termination. The Fund must have the right to terminate the loan at any time and recall the securities within the normal and customary settlement time for the loaned securities.
•	Returns. The Fund must receive a reasonable return on the loan.
•	Fees. With the approval of the Board of Trustees, a Fund may pay reasonable fees to entities engaged in securities lending activities on behalf of the Fund.
•	Voting Rights. A Fund must be able to exercise voting rights with respect to material matters for issuers of securities loaned.
•	Loan Limit. A Fund may not loan securities with a value in excess of one-third of its total asset value.

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In addition, the Funds’ policy regarding Securities Lending recognizes the need to recall securities which have been loaned in the event that the security has a material proxy proposal pending.  The Funds use all reasonable efforts to do so and to ensure that votes are submitted in accordance with the Funds’ Proxy Voting policy.

(c)
Repurchase Agreements:  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.  Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price.  All of the Buffalo Funds are authorized to use repurchase agreements as a non-principal investment strategy, and subject to market conditions, currently intend to invest no more than 10% of net assets in repurchase agreements.

(d)
SEC position on Industry Concentration: The 1940 Act requires a Fund to disclose a policy or intention to concentrate in any industry.  The SEC Staff has taken the position that an investment of 25% or more of a Fund’s total assets in a particular industry is considered “concentration” in that industry. (See, e.g,. Guide 19 of Form N-1A.)  The Staff position also applies to the holding of debt securities.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2012 and 2011 were as follows:

	Portfolio Turnover
Name of Fund	2012	2011
Buffalo China*	94%	12%
Buffalo Discovery	52%	38%
Buffalo Flexible Income	19%	26%
Buffalo Growth	46%	47%
Buffalo High Yield	21%	25%
Buffalo International	29%	35%
Buffalo Large Cap	59%	28%
Buffalo Micro Cap	31%	30%
Buffalo Mid Cap	31%	21%
Buffalo Small Cap	24%	16%

*
The China Fund experienced an increase in the portfolio turnover rate during the fiscal year ended March 31, 2012 due to the reallocation of the portfolio into more consumer-related and commodity-dependent companies.

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FUND SECURITIES TRANSACTIONS

The Funds’ portfolio managers make the decisions about buying and selling securities for the Buffalo Funds.  They select brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities.  In instances where securities are purchased on a commission basis, the Funds’ portfolio managers seek best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.  The Funds paid the following brokerage commissions during the last three fiscal years:

	Fiscal Year Ended March 31,
Name of Fund	2012	2011	2010
Buffalo China	$90,466	$13,332	$25,319
Buffalo Discovery	$509,337	$434,756	$328,288
Buffalo Flexible Income	$88,105	$33,071	$23,447
Buffalo Growth	$628,281	$352,225	$79,395
Buffalo High Yield	$12,437	$18,985	$1,805
Buffalo International	$108,325	$86,538	$46,442
Buffalo Large Cap	$49,004	$26,036	$28,517
Buffalo Micro Cap	$38,935	$28,850	$48,375
Buffalo Mid Cap	$682,458	$613,490	$301,464
Buffalo Small Cap	$2,862,663	$1,570,027	$2,259,326

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters.  The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, a portfolio manager’s interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates.  Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund.  The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges.  When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.  The Funds will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services.  However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities.  Allocation is reviewed regularly by both the Board of Trustees and portfolio managers.

Although the Funds may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

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Research services furnished by broker-dealers may be useful to the portfolio manager in serving other clients, as well as the respective Buffalo Funds.  Likewise, the Funds may benefit from research services obtained by the portfolio manager from the placement of their other clients’ portfolio brokerage.

When the Advisor, in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Advisor’s other clients in acquiring or disposing of a security.  Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s other clients participating in such a transaction.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Fund is required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  The following table below indicates the total amount of brokerage commissions paid by each Fund for transactions directed to a broker because of research services provided during the fiscal year ended March 31, 2012.  Research services were not necessarily a factor in the placement of brokerage business.

	Fiscal Year Ended March 31,
Fund Name	Commissions	Transactions
Buffalo China	$2,401	$42,691,808
Buffalo Discovery	$37,066	$362,731,804
Buffalo Flexible Income	$27,582	$136,654,860
Buffalo Growth	$23,558	$518,732,543
Buffalo High Yield	$1,652	$5,362,897
Buffalo International Fund	$585	$46,462,268
Buffalo Large Cap	$29,992	$40,593,932
Buffalo Micro Cap	$2,556	$17,969,050
Buffalo Mid Cap	$107,723	$441,645,597
Buffalo Small Cap	$430,282	$1,490,547,387

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Advisor and/or the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”), out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to any service fees and other fees paid by the Fund to such brokers and other financial intermediaries.  These arrangements are sometimes referred to as “revenue sharing” arrangements.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.  They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus.

Such additional cash payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, and marketing support.  These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold.  The level of payments made to a qualifying financial intermediary in any given year will vary.  Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.  As of the date of this SAI, the maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.

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These payments may provide an additional incentive to financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund.  Your financial intermediary may charge you additional fees and commissions.  You should consult your dealer or financial intermediary for more details about any such payment it receives.  As of the date of this SAI, the Advisor or Distributor may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Charles Schwab; Pershing LLC; Fidelity Brokerage Services, Inc.; Nationwide Investment Services Corp.; National Investor Services Corporation; and Invesmart Securities, LLC.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities, the Advisor does not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

PURCHASING AND SELLING SHARES

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.  If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee.  Shares of the Funds may be purchased directly from the Fund without these fees.  Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year.  This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.  A transcript of all activity in the account during the previous year will be furnished each January.  By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information.  Annual statements are available from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”) at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate.  The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

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The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment.  If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation.  To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled.  A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser.  The purchaser may also be prohibited from, or restricted in, placing further orders.  If an order is cancelled or rejected for any reason, the investor will be notified within one to two business days.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems.  The Funds cannot process transaction requests that are not completed properly.

The Fund Complex may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

Redemption Fee - If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Flexible Income, Buffalo International, Buffalo China, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Discovery or Buffalo Growth Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Fund will employ the “first in, first out” method to calculate the 60-day holding period.

The redemption fee does not apply to:

(1)	shares purchased through reinvested distributions (investment company taxable income and capital gains);

(2)
shares held through 401(k) or other employer-sponsored retirement plans.  However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3)	shares sold or exchanged under systematic redemptions or exchanges;

(4)	shares sold following the death or disability of a shareholder. The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

(5)	shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 ½ and other required distributions from retirement accounts; and

(6)	shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your financial intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

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The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, as applicable, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and to the extent permitted or required by applicable law.  Redemptions in kind are taxed in the same manner as redemptions paid in cash for federal income tax purposes.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind.  If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Market Timers

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described in the Prospectus.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

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The Funds do not allow market timers.  A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer.  You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern.  Shares under common ownership or control are combined for these purposes.

Anti-Money Laundering Program

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

Net Asset Value

The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (4:00 p.m. Eastern time) on each day that the NYSE is open for trading.  The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading.  The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November
Christmas Day	December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.  Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price.

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If no bid is quoted on such day, the security is valued by such method as the Board of Trustees shall determine in good faith to reflect the security’s fair value.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value.  Cash and receivables will be valued at their face amounts.  Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.  All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Funds have adopted fair valuation procedures for use in appropriate circumstances.  If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued.  The Board of Trustees has delegated to KCM the authority to provide fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share.  If the proposed valuations would impact a Fund’s NAV by more than a penny per share, then the Valuation Committee of the Board of Trustees will meet to determine an appropriate price.  In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

Valuation of Foreign Securities

Under normal market conditions the Buffalo International and Buffalo China Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open.  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds.  As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).

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These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated.  Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

Calculation of NAV

The NAV per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	NAV per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2012 is as follows:

Buffalo China Fund

$22,129,722	=	$7.06
3,135,379

Buffalo Discovery Fund

$416,772,347	=	$16.96
24,579,458

Buffalo Flexible Income Fund

$377,851,360	=	$12.39
30,484,773

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Buffalo Growth Fund

$507,136,337	=	$27.93
18,157,444

Buffalo High Yield Fund

$255,770,602	=	$11.40
22,443,889

Buffalo International Fund

$70,804,884	=	$9.52
7,437,637

Buffalo Large Cap Fund

$37,989,902	=	$21.58
1,760,221

Buffalo Micro Cap Fund

$40,981,164	=	$11.71
3,499,842

Buffalo Mid Cap Fund

$734,566,669	=	$17.95
40,924,962

Buffalo Small Cap Fund

$2,768,695,694	=	$28.54
96,994,568

Additional Purchase and Redemption Policies

The Funds reserve the right to:

(1)	waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)
cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)	begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 30 days’ written notice to you;

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(4)	begin charging a fee for the telephone service and to cancel or change the service upon 30 days’ written notice to you;

(5)	begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)
waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.  The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)
require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

MANAGEMENT OF THE FUNDS

Board of Trustees

Board Leadership Structure

The Board of Trustees is comprised of three Non-Interested Trustees – Mr. Thomas S. Case, Mr. J. Gary Gradinger and Mr. Philip J. Kennedy – and two Interested Trustees – Mr. Joseph C. Neuberger and Mr. Grant P. Sarris.  The Trust’s Chairman, Mr. Neuberger, is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, which acts as principal underwriter to the Funds.  Mr. Neuberger also serves as the Executive Vice President of the Funds’ transfer agent.  The Trust has not appointed a lead Non-Interested Trustee.

The Board of Trustees has established two standing committees – the Audit Committee and the Nominating Committee.  All Non-Interested Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Non-Interested Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.  In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Non-Interested Trustees on the Nominating Committee select and nominate all candidates for Non-Interested Trustee positions.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and industry practices.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President and Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

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The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Trust as a whole.  The Advisor reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board of Trustees and who participates in the Board of Trustees’ regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO regularly discusses risk issues affecting the Trust and the Funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

The Trust is governed by the Board of Trustees, who is responsible for protecting the interests of Fund shareholders under the laws of Delaware.  The Trustees are experienced business persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and to review performance.  The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor, subject to the supervision and control of the Board of Trustees.

Trustees and Officers

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES
Joseph C. Neuberger1 (50) 615 E. Michigan Street, Milwaukee, WI 53202	Trustee	Indefinite term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC 1994 – present.	10	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 27 portfolios)
	Chairman	One year term and served since May 2003.
Grant P. Sarris1 (45) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since July 2008.	Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present.	10	None

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NON-INTERESTED TRUSTEES
Thomas S. Case (70) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired	10	None
J. Gary Gradinger (69) Golden Star Inc. 4770 North Belleview Avenue, Suite 209 Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1969-present	10	Director, MGP Ingredients, Inc. (a food ingredients company)
Philip J. Kennedy (67) 116 Hermitage Hills Boulevard Hermitage, PA 16148	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A. Finance and Accounting Professor, Penn State Shenango (2001-2011).	10	N/A
OFFICERS
Kent W. Gasaway (52) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A
Rachel A. Spearo (32) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since February 2006.	Vice President, U.S. Bancorp Fund Services, LLC 2004-present.	N/A	N/A
Barry Koster (51) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004	Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company).	N/A	N/A
(1)
Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act.  Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively.  U.S. Bancorp Fund Services, LLC is the Funds’ Registered Transfer Agent and an affiliate of the Funds’ underwriter.  Kornitzer Capital Management, Inc. is the Funds’ Advisor.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

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Thomas S. Case.  Mr. Case has served as a Trustee of the Trust since inception (and served as a director of the Predecessor Funds from inception).  Mr. Case is currently retired.  Prior to retirement, Mr. Case served as President of the Frankona American Companies, an insurance company.  Through his board and employment experience, Mr. Case is experienced with financial, accounting, regulatory and investment matters.

J. Gary Gradinger.  Mr. Gradinger has served as a Trustee of the Trust since inception (and served as a director of the Predecessor Funds beginning in February 2001).  He also serves as a director of MGP Ingredients, Inc., and as Chairman, President and Chief Executive Officer of Golden Star Inc., a manufacturer of textile cleaning products.  Through his board and employment experience, Mr. Gradinger is experienced with financial, accounting, regulatory and investment matters.

Philip J. Kennedy.  Mr. Kennedy has served as a Trustee of the Trust since inception (and served as a director of the Predecessor Funds beginning in February 2001).  He also serves as Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, since 2001.  Through his board and employment experience, Mr. Kennedy is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since May 2003 (and served as a director of the Predecessor Funds beginning in May 2003).  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and as a trustee of Trust for Professional Managers since 2001.  Mr. Neuberger has served as Executive Vice President of U.S. Bancorp Fund Services, LLC, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Grant P. Sarris.  Mr. Sarris has served as a Trustee of the Trust since July 2008.  Mr. Sarris has also served as a portfolio manager for the Advisor since 2003.  In addition, Mr. Sarris served as Senior Vice President of Waddell and Reed Investment Management from 2002 to 2003, and as a portfolio manager with the company from 1997-2003.  Through his employment experience in the investment management industry, Mr. Sarris is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares

As of December 31, 2011, the Trustees had the following interests in the Buffalo Funds’ securities:

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Buffalo China Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	None	Above $100,000
Thomas S. Case, Non-Interested Trustee	None	$10,001 - $50,000
J. Gary Gradinger Non-Interested Trustee	$10,001 - $50,000	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

Buffalo Discovery Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	None	$10,001 - $50,000
J. Gary Gradinger Non-Interested Trustee	$1 - $10,000	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$1 - $10,000	Above $100,000

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Buffalo Flexible Income Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	$50,001 - $100,000	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	None	Above $100,000
Thomas S. Case, Non-Interested Trustee	$1 - $10,000	$10,001 - $50,000
J. Gary Gradinger, Non-Interested Trustee	None	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	Above $100,000	Above $100,000

Buffalo Growth Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	$1 - $10,000	$10,001 - $50,000
J. Gary Gradinger, Non-Interested Trustee	None	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

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Buffalo High Yield Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	$50,001 - $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	$1 - $10,000	$10,001 - $50,000
J. Gary Gradinger, Non-Interested Trustee	None	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

Buffalo International Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	None	Above $100,000
Thomas S. Case, Non-Interested Trustee	None	$10,001 - $50,000
J. Gary Gradinger, Non-Interested Trustee	$10,001 - $50,000	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

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Buffalo Large Cap Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	$1 - $10,000	$10,001 - $50,000
J. Gary Gradinger Non-Interested Trustee	None	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$1 - $10,000	Above $100,000

Buffalo Micro Cap Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	$50,001 - $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	None	$10,001 - $50,000
J. Gary Gradinger Non-Interested Trustee	$10,001 - $50,000	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

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Buffalo Mid Cap Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	Above $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	$10,001 - $50,000	$10,001 - $50,000
J. Gary Gradinger, Non-Interested Trustee	None	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

Buffalo Small Cap Fund
	Dollar Range of Equity Securities In The Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Name of Trustee	Total Assets	Total Assets
Joseph C. Neuberger, Interested Trustee	None	Above $100,000
Grant P. Sarris, Interested Trustee	Above $100,000	Above $100,000
Thomas S. Case, Non-Interested Trustee	None	$10,001 - $50,000
J. Gary Gradinger Non-Interested Trustee	$1 - $10,000	$50,001 - $100,000
Philip K. Kennedy, Non-Interested Trustee	$10,001 - $50,000	Above $100,000

Committees of the Board

Audit Committee

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm.  The Audit Committee is comprised of Messrs. Case, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.  The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls.  The Audit Committee met twice during the Trust’s last fiscal year.

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Nominating Committee

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to the full Board of Trustees for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board of Trustees.  The Nominating Committee is comprised of Messrs. Case, Gradinger and Kennedy, the Trust’s Non-Interested Trustees.  The Nominating Committee did not meet during the Trust’s last fiscal year.

According to the Nominating Committee Charter approved by the Board of Trustees, the Nominating Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are properly submitted to the Committee or the Trust.  In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Funds which are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.  The notice should be sent to the chairperson of the Nominating Committee, Mr. Thomas S. Case, care of the Secretary of the Trust at 615 East Michigan Street, Milwaukee, WI 53202, and the envelope containing the notice should indicate “Nominating Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is: (i) a shareholder that beneficially owns more than 5% of a fund’s outstanding shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; or (ii) a group of shareholders that beneficially own, in the aggregate, more than 5% of a Fund’s shares for at least 12 months prior to submitting the recommendation to the Nominating Committee; and (iii) provides a written notice to the Nominating Committee containing the information above.

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It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Funds and their other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a qualifying shareholder: (i) during a time when no vacancy exists or is expected to exist in the near term; or (ii) within 60 days of the date of the meeting of the Board of Trustees at which the Board of Trustees acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and in each case the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Valuation Committee

The Board of Trustees has a Valuation Committee that is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  The Valuation Committee meets as necessary when a market quotation for a Fund’s portfolio security is not readily available.  Currently, Mr. Gasaway, Mr. Neuberger, Mr. William Kornitzer, Mr. Sarris and Mr. Eric McCormick, an assistant officer of the Funds, are members of the Valuation Committee.  The Valuation Committee met five times during the Trust’s last fiscal year.

Compensation

The Funds do not directly compensate any Trustee or Trust officer for their normal duties and services.  Mr. Sarris and Mr. Neuberger, who are interested Trustees due to their employment with the Advisor and USBFS, respectively, are compensated by those organizations and not by the Funds.  USBFS pays the trustee fees from its share of the management fee that it receives from KCM.  USBFS is an affiliate of the Funds’ underwriter.

Each Non-Interested Trustee receives an annual retainer of $25,000 for each fiscal year (April 1 to March 31), plus $200 per Fund for each meeting of the Board of Trustees attended in-person and $100 per Fund for telephone attendance.  The Board of Trustees generally meets four times each year.  The following table shows the amount of fees paid by the Funds to each Non-Interested Trustee for the fiscal year ended March 31, 2012:

Name of Person, Position	Fees Paid on Behalf of Buffalo Funds Complex(1)
Thomas S. Case, Trustee	$32,000
J. Gary Gradinger, Trustee	$32,000
Philip J. Kennedy, Trustee	$34,500
(1)	These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended March 31, 2012.

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Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Funds.  As of March 31, 2012, the Funds had paid the following expenses for such reimbursements:

Fund Name	Expenses for Reimbursements
Buffalo China	$610
Buffalo Discovery	$610
Buffalo Flexible Income	$610
Buffalo Growth	$610
Buffalo High Yield	$610
Buffalo International	$610
Buffalo Large Cap	$610
Buffalo Micro Cap	$610
Buffalo Mid Cap	$610
Buffalo Small Cap	$610

Portfolio Holdings Disclosure Policies and Procedures

The Funds disclose a complete list of their portfolio holdings four times in each fiscal year, as of the end of each quarter.  The lists appear in the Funds’ first quarter, semi-annual, third quarter and annual reports to shareholders.  The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters), and the semi-annual and annual reports to shareholders are mailed to all shareholders of record.  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC telephone number).

The Board of Trustees has approved ongoing arrangements with service providers, whereby portfolio holdings information is made available to such service providers.  These service providers are USBFS, the Funds’ administrator, accountant and transfer agent, U.S. Bank, NA, the Funds’ custodian, Ernst & Young LLP, the independent registered public accounting firm, and Godfrey & Kahn, S.C., outside legal counsel.  The Funds may also disclose holdings information to financial printers or proxy voting services.  These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process.  No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees .

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved.  Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed.  Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

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Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting.  The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the operation and effectiveness of the Funds’ portfolio disclosure policy on an annual basis.

Investment Advisor and Manager

Kornitzer Capital Management, Inc. serves as the Funds’ investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989.  As of May 31, 2012, KCM managed approximately $7.4 billion in assets for mutual funds, corporations, pensions and individuals.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business.  John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors.  Kent W. Gasaway, Robert Male, Willard Lynch and John C. Kornitzer each own 5% or more of the firm.  Mr. Sarris is affiliated with the Funds through his membership on the Board of Trustees.  Mr. Gasaway is affiliated with the Funds through his service as President of the Trust.

KCM serves as investment advisor and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee.  KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds.  In this respect, KCM has entered into a Master Services Agreement with USBFS in Milwaukee Wisconsin, pursuant to which USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers.  Some of the other Fund service providers are affiliates of USBFS.

As compensation for its services, each Fund (other than the Buffalo China Fund, Buffalo Growth Fund, Buffalo Large Cap Fund and the Buffalo Micro Cap Fund) pays KCM a fee at the annual rate of one percent (1.00%) of each Fund’s average daily net assets.  The Buffalo China Fund pays KCM a fee at the annual rate of one and one-half percent (1.50%) of the Fund’s average daily net assets.  The Buffalo Growth Fund and Buffalo Large Cap Fund pay KCM a fee at the annual rate of ninety one-hundredths of a percent (0.90%) of each Fund’s average daily net assets.  The Buffalo Micro Cap Fund pays KCM a fee at the annual rate of one and forty-five one-hundredths of a percent (1.45%) of the Fund’s average daily net assets.  KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s (other than the Buffalo Growth Fund and Buffalo Large Cap Fund) average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.  KCM pays US Bancorp a fee of 25/100 of 1% (0.25%) of the Buffalo Growth Fund and Buffalo Large Cap Fund’s average daily net assets out of the fees KCM receives from the Funds.  Both KCM’s and USBFS’s fees are computed daily and the Funds pay KCM’s fees monthly.

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For the past three fiscal years, the following management fees were paid to KCM:

	Fiscal Year Ended March 31,
Name of Fund	2012	2011	2010
Buffalo China	$355,749	$361,094	$317,617
Buffalo Discovery	$3,564,072	$2,799,200	$1,669,656
Buffalo Flexible Income	$2,282,849	$1,580,908	$1,397,525
Buffalo Growth*	$3,939,442	$1,321,015	$922,877
Buffalo High Yield	$2,361,240	$1,992,174	$1,439,654
Buffalo International	$638,984	$358,427	$215,728
Buffalo Large Cap*	$311,433	$323,644	$299,836
Buffalo Micro Cap	$473,889	$364,572	$289,239
Buffalo Mid Cap	$7,196,453	$6,128,680	$3,351,478
Buffalo Small Cap	$27,396,428	$28,958,495	$22,247,632
     * Prior to December 1, 2010, the management fee was 1.00%

Principal Underwriter
The Distributor, Quasar Distributors, LLC, a Delaware limited liability company located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter for the shares of the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  The Distributor is an affiliate of USBFS.  The offering of the Funds’ shares in continuous, and the Distributor will distribute the shares on a best-efforts basis.

Code of Ethics
The Funds, the Advisor and the Distributor have each adopted a code of ethics, as required by federal securities laws.  Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures.  These codes of ethics are on file with the SEC.

Custodian
U.S. Bank, National Association (the “Custodian”), an affiliate of USBFS located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm
The Funds’ financial statements are audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105, the Funds’ independent registered public accounting firm.

Administrator
The Advisor has retained USBFS, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds.  Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

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Transfer Agent
The Advisor has retained USBFS, P.O. Box 701, Milwaukee, WI 53201-0701, to serve as the Transfer Agent for the Funds.  The Transfer Agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchases and redemptions of each Fund’s shares; acting as distribution disbursing agent; and performing other accounting and shareholder service functions.

Certain Trustees and officers of the Trust are also officers or Directors of KCM or USBFS as noted in the section entitled “Management of Funds” above.

PORTFOLIO MANAGERS OF THE FUNDS

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff.  The management team is responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Co-Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has been an investment professional since 1968.  He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989.  Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania.  Mr. Kornitzer serves as a co-portfolio manager of the Flexible Income Fund.

Kent Gasaway, CFA, Co-Portfolio Manager. Mr. Gasaway has been an investment professional since 1982.  He joined KCM in 1991.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway has served as co-portfolio manager of the Growth, Mid Cap and Small Cap Funds since their inception.

William Kornitzer, CFA, Co-Portfolio Manager. Mr. Kornitzer has been an investment professional since 1992.  Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and rejoined the firm in 2004 as a co-portfolio manager of the Large Cap and Growth (formerly the Buffalo USA Global Fund) Funds from 2004-2007.  Mr. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech.  Mr. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

Robert Male, CFA, Co-Portfolio Manager.  Mr. Male has been an investment professional since 1986 and joined KCM in 1997.  Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company in San Antonio, Texas.  He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University.  Mr. Male has served as co-portfolio manager of the Large Cap Fund since 2001, and the Mid Cap and Small Cap Funds since their inception.

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Grant P. Sarris, CFA, Co-Portfolio Manager.  Mr. Sarris has been an investment professional since 1991 and joined KCM in 2003.  He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota.  Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years.  Mr. Sarris has served as co-portfolio manager of the Mid Cap and Small Cap Funds since 2003 and the Micro Cap Fund since its inception.

John Bichelmeyer, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Bichelmeyer has been an investment professional since 1997 and joined KCM in 2005.  He holds a Bachelor's degree in Finance from Creighton University.  Prior to joining KCM, he was an analyst and portfolio manager with Trilogy Global Advisors (formerly BPI Global Asset Management) in Orlando, Florida.  Mr. Bichelmeyer has served as co-portfolio manager of the Micro Cap Fund since 2007 and the Small Cap Fund since 2011.

Clay Brethour, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Brethour has been an investment professional since 1992 and joined KCM in 2000.  He previously was an equity research analyst with Security Management Group in Topeka, Kansas and a research analyst with Dain Rauscher Wessels.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Dave Carlsen, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Carlsen has been an investment professional since 1992 and joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst at Strong Capital Management, Inc. in Milwaukee, Wisconsin, and an investment analyst and operations manager with Northern Capital Management Inc. in Madison, Wisconsin.  Mr. Carlsen holds a B.B.A. in Finance, Investments and Banking from the University of Wisconsin.  Mr. Carlsen has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Paul Dlugosch, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Dlugosch has been an investment professional since 1997 and joined KCM in 2002.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch has served as co-portfolio manager of the Flexible Income Fund since 2011 and the High Yield Fund since 2007.

Alexander Hancock, CFA, Co-Portfolio Manager and Rsearch Analyst.  Mr. Hancock has been an investment professional since 1998 and joined KCM in 2002.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC and an analyst in the investment banking division of Salomon Smith Barney.  He holds a B.A. in Economics from Dartmouth College.  Mr. Hancock has served as co-portfolio manager of the High Yield Fund since 2007.

Elizabeth Jones, MD, CFA, Co-Portfolio Manager and Research Analyst.  Dr. Jones has been an investment professional since 2002 and joined KCM in 2003.  She was previously a research analyst with Bank of America Capital Management.  She was a practicing M.D. for over 8 years from 1992-2001.  Dr. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University.  Dr. Jones has served as co-portfolio manager of the Large Cap Fund since 2007 and the Discovery Fund since 2004.

Nicole Kornitzer, CFA, Co-Portfolio Manager and Research Analyst. Ms. Kornitzer has been an investment professional since 2000 and she worked for KCM as a research analyst from 2000-2002 and rejoined the firm in 2004.  Ms. Kornitzer holds a B.A. in Biology from the University of Pennsylvania and a Masters Degree in French Cultural Studies from Columbia University in Paris, France.  Ms. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

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Jeffrey Sitzmann, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Sitzmann has been an investment professional since 1987 and joined KCM in 2002.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann has served as a co-portfolio manager of the High Yield Fund since 2007.

Yulin Li, CFA, CPA, Co-Portfolio Manager and Research Analyst.  Mr. Li has been an investment professional since 2010.  Prior to joining KCM in 2010 as a research analyst for the Buffalo International and China Funds, Mr. Li served as a general manager and senior actuary at AEGON, a global life insurance company, for over 10 years.  Mr. Li received his MBA in International Finance from the University of Illinois at Urbana-Champaign and his B.S. in Civil Engineering from Southwest University in Nanjing China.  Effective February 1, 2012, Mr. Li became a co-portfolio manager of the China Fund.

Other Accounts Managed by Portfolio Managers as of March 31, 2012:

Buffalo China Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William Kornitzer	1	$70.6 million	2	$32.1 million	0	N/A
Nicole Kornitzer	1	$70.6 million	2	$32.1 million	0	N/A
Yulin Li	0	N/A	0	N/A	0	N/A

Buffalo Discovery Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Clay Brethour	1	$506.6 million	4	$72.2 million	0	N/A
Dave Carlsen	1	$506.6 million	4	$72.2 million	0	N/A
Elizabeth Jones	1	$37.9 million	3	$42.8 million	0	N/A

Buffalo Flexible Income Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Kornitzer	0	N/A	5	$368.6 million	2,600	$1.45 billion
Paul Dlugosch	1	$250.8 million	0	N/A	296	$316.3 million

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Buffalo Growth Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	2	$3.5 billion	6	$135.1 million	644	$761.6 million
Clay Brethour	1	$416.6 million	4	$72.2 million	0	N/A
Dave Carlsen	1	$416.6 million	4	$72.2 million	0	N/A

Buffalo High Yield Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul Dlugosch	1	$372.8 million	0	N/A	296	$316.3 million
Alexander Hancock	0	N/A	0	N/A	296	$316.3 million
Jeffrey Sitzmann	0	N/A	0	N/A	296	$316.3 million

Buffalo International Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William Kornitzer	1	$22.2 million	2	$32.1 million	0	N/A
Nicole Kornitzer	1	$22.2 million	2	$32.1 million	0	N/A

Buffalo Large Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Robert Male	2	$3.5 billion	5	$105.7 million	54	$390.6 million
Elizabeth Jones	1	$416.6 million	3	$42.8 million	0	N/A

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Buffalo Micro Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Grant Sarris	2	$3.5 billion	4	$94.9 million	54	$390.6 million
John Bichelmeyer	1	$2.8 billion	2	$50.0 million	50	$385.3 million

Buffalo Mid Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	2	$3.3 billion	6	$135.1 million	644	$761.6 million
Robert Male	2	$2.8 billion	5	$105.7 million	54	$390.6 million
Grant Sarris	2	$2.8 billion	4	$94.9 million	54	$390.6 million

Buffalo Small Cap Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kent Gasaway	2	$1.2 million	6	$135.1 million	644	$761.6 million
Robert Male	2	$775.4 million	5	$105.7 million	54	$390.6 million
Grant Sarris	2	$778.4 million	4	$94.9 million	54	$390.6 million
John Bichelmeyer	1	$41.0 million	2	$50.0 million	50	$385.3 million

Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2012:

Buffalo China Fund
Portfolio Manager	Dollar Range in Portfolio
William Kornitzer	$1 - $10,000
Nicole Kornitzer	$10,001 - $50,000
Yulin Li	$10,001 - $50,000

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Buffalo Discovery Fund
Portfolio Manager	Dollar Range in Portfolio
Clay Brethour	$50,001 - $100,000
Dave Carlsen	$50,001 - $100,000
Elizabeth Jones	$50,001 - $100,000

Buffalo Flexible Income Fund
Portfolio Manager	Dollar Range in Portfolio
John Kornitzer	Over $1,000,000
Paul Dlugosch	$10,001 - $50,000

Buffalo Growth Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$500,001 - $1,000,000
Clay Brethour	$100,001 - $500,000
Dave Carlsen	$50,001 - $100,000

Buffalo High Yield Fund
Portfolio Manager	Dollar Range in Portfolio
Paul Dlugosch	$10,001 - $50,000
Alexander Hancock	$50,001 - $100,000
Jeffrey Sitzmann	$10,001 - $50,000

Buffalo International Fund
Portfolio Manager	Dollar Range in Portfolio
William Kornitzer	$100,001 - $500,000
Nicole Kornitzer	$10,001 - $50,000

Buffalo Large Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Robert Male	$50,001 - $100,000
Elizabeth Jones	$100,001 - $500,000

Buffalo Micro Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Grant Sarris	$500,001 - $1,000,000
John Bichelmeyer	$100,001 - $500,000

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Buffalo Mid Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$100,001 - $500,000
Robert Male	$100,001 - $500,000
Grant Sarris	$500,001 - $1,000,000

Buffalo Small Cap Fund
Portfolio Manager	Dollar Range in Portfolio
Kent Gasaway	$500,001 - $1,000,000
Robert Male	$100,001 - $500,000
Grant Sarris	$100,001 - $500,000
John Bichelmeyer	$0

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple accounts, including the Funds.  A Portfolio Manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account.  Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Advisor and the Portfolio Managers have a fiduciary duty to place the interests of clients first, before their own interests.  Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed.  When a Portfolio Manager determines, based on the client’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Advisor―Purchases are allocated, absent unusual circumstances, fairly based on the client’s optimal allocation for the security, considering the client’s investment objectives and restrictions as well as the Advisor’s current market outlook.  Determination of a client’s optimal allocation is made considering the client’s investment objectives, as well as any client’s relevant investment restrictions.  If an entire order is not filled, the final allocation will be made pro rata among the participating clients, based on the original allocation to such clients, absent unusual circumstances.  Investment opportunities in limited amounts are not allocated to the Advisor’s proprietary accounts, employees or affiliated persons.

The Portfolio Managers’ management of their personal accounts may give rise to potential conflicts of interest.  The Funds and the Advisor have adopted a code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance, as well as other factors described herein.  Each Portfolio Manager’s base salary is determined annually based on individual performance, seniority and contributions to the firm.  Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the Fund’s outstanding equity securities.  As a result, control persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.  Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding equity securities.  As of May 31, 2012, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Buffalo China Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	59.49%	Record

UMBSC & Co. P.O. Box 419260 Kansas City, MO 64141-6260	N/A	N/A	19.00%	Record

Buffalo Discovery Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	61.95%	Record

National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	11.91%	Record

MAC & Co. A/C Attn: Mutual Funds OPS P.O. Box 3198 Pittsburg, PA 15230-3198	N/A	N/A	6.24%	Record

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Buffalo Flexible Income Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	39.24%	Record

National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	16.69%	Record

Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	11.99%	Record

Buffalo Growth Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	39.40%	Record

National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	Fidelity Global Brokerage Group, Inc.	DE	30.66%	Record

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Buffalo High Yield Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	28.84%	Record

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	24.39%	Record

National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	13.69%	Record

Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	N/A	N/A	11.46%	Record

TD Ameritrade, Inc. For Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.07%	Record

Buffalo International Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	78.21%	Record

UMBSC & Co. P.O. Box 419260 Kansas City, MO 64141-6260	N/A	N/A	9.86%	Record

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Buffalo Large Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	28.96%	Record

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	N/A	N/A	20.06%	Record

Buffalo Micro Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	Great Plains Trust Holding Co.	KS	28.56%	Record

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	N/A	N/A	16.99%	Record

National Financial Services Corp. For Exclusive Benefit of Customer One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	10.16%	Record

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Buffalo Mid Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	Fidelity Global Brokerage Group, Inc.	DE	28.83%	Record

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	N/A	N/A	19.39%	Record

TD Ameritrade, Inc. For Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.83%	Record

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	6.54%	Record

Mitra & Co. C/O M&I Trust Co, NA 11270 West Park Place, Suite 400 FBO Attn: Mutual Funds PPW-08-WM Milwaukee, WI 53224-3638	N/A	N/A	5.86%	Record

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Buffalo Small Cap Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. FBO Various Accounts 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	20.64%	Record

National Financial Services Corp. For Exclusive Benefit of Customers One World Financial Center 200 Liberty Street, MF Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	18.89%	Record

Edward D. Jones & Co. FBO Various Accounts P.O. Box 2500 Maryland Heights, MO 63043-8500	N/A	N/A	6.86%	Record

First Clearing LLC FBO Various Accounts One North Jefferson Avenue St. Louis, MO 63103-2205	N/A	N/A	6.56%	Record

* Mr. Kornitzer, President and Chairman of the Advisor, beneficially owns a controlling interest in Great Plains Trust Company, and therefore is considered a principal shareholder in several of the Funds.

MANAGEMENT OWNERSHIP OF THE FUNDS

As of May 31, 2012, officers and Trustees owned shares of common stock in each of the Funds as shown below:

Name of Fund	Number of Shares	Percentage of Ownership
Buffalo China	0	0.00%
Buffalo Discovery	0	0.00%
Buffalo Flexible Income	12,877.174	0.04%
Buffalo Growth	2,659.503	0.01%
Buffalo High Yield	677.116	0.003%
Buffalo International	0	0.00%
Buffalo Large Cap	1,977.980	0.13%
Buffalo Micro Cap	482.456	0.01%
Buffalo Mid Cap	3,646.264	0.01%
Buffalo Small Cap	3,891.671	0.004%

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In addition, as of December 31, 2011, neither the Trustees who are not “interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.  Accordingly, as of December 31, 2011, neither the Trustees who are not “interested” persons of the Trust, nor members of their immediate family, had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, as of December 31, 2011, neither the Trustees who are not “interested” persons of the Trust nor members of their immediate family had conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or their affiliates were parties.

DISTRIBUTIONS AND TAXES

Distributions of Investment Company Taxable Income.  The Funds receive income generally in the form of dividends, interest and net short-term capital gain and net gain from foreign currency transactions, if any, on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its “investment company taxable income,” from which distributions may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than amounts designated as qualified dividend income) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares.  For non-corporate shareholders, distributions attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by the shareholder.  See the discussion below under the heading, “Qualified Dividend Income for Non-corporate Shareholders.”

Distributions of Net Capital Gain.  A Fund may realize capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income, as described above.  Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares (on which the distribution was received) are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Each Fund is permitted to invest in foreign securities as described in this SAI.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  Under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), beginning in 2014 the United States will impose a 30% withholding tax on certain payments made to certain foreign entities.  This FATCA withholding tax could affect a Fund’s return on its investments in foreign securities (to the extent that the foreign issuer receives direct or indirect U.S.-source payments and does not comply with the information reporting, due diligence, and withholding requirements imposed by FATCA) and reduce the Fund’s distributions paid to you.

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Pass-Through of Foreign Tax Credits.  If more than 50% of the value of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, you must include in your gross income your proportionate share of foreign taxes paid by the Fund, and accordingly such Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these foreign taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  A Fund will provide you with the information necessary to claim this deduction or credit on your income tax return if the Fund makes this election.  Your tax reporting of any foreign dividends designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rate may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their income tax returns.

PFIC Securities.  The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) produce or are held for the production of passive income.  When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for unrealized losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities or received any dividends therefrom.  You should also be aware that dividends paid by PFICs to the Funds do not meet the definition of qualified dividend income.  As such, the Fund will not be able to designate distributions to you of PFIC dividends as qualified dividend income, which is currently eligible for the reduced rate of U.S. federal income tax applicable to long-term capital gains.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed by the Fund to its shareholders.  Additional charges in the nature of non-deductible interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the federal income tax status of such distributions shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you amounts of investment company taxable income or net capital gain that are not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in October, November or December to shareholders of record in such month, but paid in January, are taxable to you as if they were received on December 31.

Election to be Taxed as a Regulated Investment Company.  Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.  If net capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a RIC and fails to obtain relief from such failure, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would generally be taxed as dividend income to the extent of such Fund’s earnings and profits.

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In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)
A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of one or more qualified publicly traded partnerships (other than U.S. government securities and securities of other RICs) can exceed 25% of the Fund’s total assets, and, investments of issuers exceeding 5% of the Fund’s total assets (with the exception of cash, U.S. government securities, and securities of other RICs) cannot exceed 50% of the Fund’s total assets;

(ii)
A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)	A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for its fiscal year.

Excise Tax Distribution Requirements.  As a RIC, each Fund is required to distribute its income and capital gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received on December 31) but can give no assurances that its distributions will be sufficient to eliminate all taxes at the Fund level.

Post-October losses.  Because the periods for measuring a RIC’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a RIC that uses October 31 as the measurement period for distributing capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the RIC likely would have insufficient earnings and profits for that taxable year to support the treatment of its required distributions for that calendar year.  Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1).  Each Fund generally intends to make such election to defer post-October losses.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal income tax purposes.  If you sell, exchange or redeem your Fund shares, the Internal Revenue Service (“IRS”) requires you to report any gain or loss on the transaction.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less.

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Sales, Exchanges or Redemptions at a loss within six months of purchase.  Any loss incurred on a sale, exchange or redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain distributed to you by the Fund on those shares.  In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.

Wash sales.  All or a portion of any loss that you realize on a sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of distributions or otherwise) within 30 days before or after your share sale, exchange or redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities.  Income earned on certain U.S. government obligations is generally exempt from state and local income taxes if earned directly by you.  States generally grant tax-free status to distributions paid by a Fund attributable to interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income earned on investments in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment at the state level.  The rules on exclusion of this income are generally different for corporations.

Qualified Dividend Income for Non-corporate Shareholders. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may be reported as qualified dividend income, which is currently eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for Fund distributions attributable to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  The federal income tax provisions applicable to qualified dividend income are scheduled to expire for tax years beginning after December 31, 2012.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund distributions for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income designated as qualified dividend income is currently taxed at the same rates applicable to long-term capital gains, such income will not be considered as long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its distributions of investment company taxable income attributable to qualified dividend income.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its distributions of investment company taxable income as qualified dividend income.

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Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the distributions of investment company taxable income paid by a Fund may qualify for the dividends-received deduction.  The portion of such distributions paid by a Fund that so qualifies will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation.  Either none or only a nominal portion of the distributions paid by the Buffalo High Yield Fund, Buffalo International Fund and Buffalo China Fund will be eligible for the dividends-received deduction because such Funds invest primarily in debt instruments and/or foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund distributions on your shares may also be reduced or eliminated.  Even if designated as distributions eligible for the dividends-received deduction, all such distributions (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Medicare Tax Imposed on Certain Income. For tax years beginning after December 31, 2012, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  Investment income generally consists of passive income, including interest, dividends, annuities, royalties, rents and capital gains.  Each Fund anticipates that it will distribute income that will be includable in investment income for purposes of this Medicare tax.

Investment in Complex Securities.  The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of Fund distributions.

Cost Basis Reporting.  Each Fund is required to report to the IRS and you the cost basis of Fund shares acquired by you on or after January 1, 2012 (“covered shares”) when you redeem such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares.

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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem shares during any year, then the Funds will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which a Fund determines which specific shares are deemed to be sold, exchanged or redeemed when you sell, exchange or redeem less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values.  If you do not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your Fund shares.  The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold shares of a Fund through a financial intermediary or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Backup Withholding.  By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid (but scheduled to increase to 31% for distributions made or proceeds paid after December 31, 2012).  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the U.S., are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S.-source dividends, including on distributions of investment company taxable income paid to you by a Fund, subject to an exemption for distributions of net capital gain as described below.  However, notwithstanding such exemption from U.S. withholding at the source, any distributions of investment company taxable income and net capital gain, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% (but scheduled to increase to 31% for distributions made or proceeds paid after December 31, 2012) if you fail to properly certify that you are not subject to backup withholding.

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If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Distributions of Net Capital Gain.  In general, distributions of net capital gain of a Fund (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a current rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding under FATCA.  Under FATCA, a Fund may be required to withhold a 30% tax on distributions of investment company taxable income paid after December 31, 2013 and distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid after December 31, 2014 to (i) certain “foreign financial institutions” unless such foreign financial institution, agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  The FATCA withholding regime and the shareholder certifications required thereunder are different from, and in addition to, the U.S. tax certification rules described above.  The scope of a Fund’s withholding obligations under FATCA remains unclear until final Treasury Regulations are issued.  Investors are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

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Capital Loss Carryforward. For net capital losses arising in tax years beginning on or before December 22, 2010, each Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, realized during the eight years following the year of the loss and each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For net capital losses arising in tax years beginning after December 22, 2010, each Fund may carry forward such losses, if any, indefinitely and net capital losses generally retain their character as short-term or long-term.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, no Fund expects to distribute any such offsetting capital gains.  A Fund cannot carry back or carry forward any net operating losses.

The Buffalo Micro Cap Fund utilized $1,748,789 of prior year capital loss carryover in the current year.  As of March 31, 2012, the accumulated capital loss carryforwards for federal income tax purposes which are available to offset future taxable capital gains are as follows:

Name of Fund	Month / Year Realized	Month / Year Expiring	Short-Term	Long Term

Buffalo China Fund	March-09	March-17	1,307,508
	March-10	March-18	7,794,631
	March-11	March-19	843,515
	March-12	Unlimited	919,459	664,542
		Totals	10,865,113	664,542

Buffalo Flexible Income Fund	March-09	March-17	261,035
	March-10	March-18	57,091
	March-11	March-19	428,749
	March-12	Unlimited	—	1,346,654
		Totals	746,875	1,346,654

Buffalo Growth Fund	March-12	Unlimited	1,921,701	—
		Totals	1,921,701	—

Buffalo High Yield Fund	March-10	March-18	310,660	—
	March-12	Unlimited	460,435	—
		Totals	771,095	—

Buffalo International Fund	March-09	March-17	970,960	—
	March-10	March-18	2,976,289	—
	March-12	Unlimited	735,535	809,320
		Totals	4,682,784	809,320

Buffalo Micro Cap Fund	March-10	March-18	4,749,853	—
	March-12	Unlimited	—	—
		Totals	4,749,853	—

Buffalo Small Cap Fund	March-12	Unlimited	—	57,756,104
		Totals	—	57,756,104

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At March 31, 2012, the following funds deferred, on a tax-basis, qualified late year losses, consisting of ordinary late year losses and post-October losses as follows:

Name of Fund	Late Year Ordinary Losses	Post October Capital Losses

Buffalo China Fund	$ —	$475,148
Buffalo Discovery Fund	$91,015	$0
Buffalo Flexible Income Fund	$ —	$643,683
Buffalo High Yield Fund	$0	$62,769
Buffalo International Fund	$35,470	$1,649,383
Buffalo Micro Cap Fund	$93,238	$ —
Buffalo Mid Cap Fund	$648,266	$ —

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2012 Annual Report to Shareholders, are incorporated herein by reference.  Unaudited reports to shareholders will be published at least semi-annually.

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APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

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C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five days will be treated as five business days.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)
A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The analyses, including ratings, of Standard & Poor's and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor's assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision.  Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate.  This section details active and inactive qualifiers.

L
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

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p
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The 'p' suffix indicates that the rating addresses the principal portion of the obligation only.  The 'p' suffix will always be used in conjunction with the 'i' suffix, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

i
This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The 'i' suffix indicates that the rating addresses the interest portion of the obligation only.  The 'i' suffix will always be used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi
Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix.  Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
—
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies

—
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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—
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

—
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf
The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited
Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.  Discontinued use in January 2001.

G
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

pr
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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q
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

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Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

 Short-Term Obligation Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

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Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

An issuer’s short-term rating is generally derived from its long-term rating as shown below:

SHORT-TERM VS. LONG-TERM RATINGS

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Rating definitions may be substituted by the regulatory scales.  For instance, Fitch’s National Short Term Ratings of 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•
National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•
The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•
Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

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The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency's ratings.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD:  Restricted default
Indicates an entity that as defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period.  The 'D' rating  also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
'C' National Ratings denote that default is imminent.

D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

RD:  Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

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•	a. the selective payment default on a specific class or currency of debt;
•
b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
•	d. execution of a distressed debt exchange on one or more material financial obligations.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings  beginning on page A-3.

 Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS.  The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

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APPENDIX B

Proxy Voting Policies and Procedures

The Trust delegates all proxy voting decisions regarding the Funds’ securities to KCM (the “Advisor”).  As a result, the Advisor’s proxy voting policies and procedures govern how the Funds’ proxies are voted.

The Advisor’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract.  The Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the Funds.  The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by the Advisor are voted in a timely manner and in a manner consistent with the Advisor’s determination of the Funds’ best interests.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interest, the Advisor will resolve such a conflict in the manner described below:

•
Vote in Accordance with the Guidelines.  To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

•
Obtain Consent of Trustees.  To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Board of Trustees and obtain the Trustees’ consent to the proposed vote prior to voting the securities.  The disclosure to the Board of Trustees will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the Board of Trustees would be able to make an informed decision regarding the vote.  If the Board of Trustees does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that account.

The Advisor will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests.  Proposals in this category would include issues regarding the issuer’s board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of auditors, date and place of annual meeting and reasonable employee stock purchase plans.  Some proxy decisions may be made on a case-by-case basis.

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B-1

A description of the Funds’/Advisor’s proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the SEC’s website at http://www.sec.gov.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by (1) calling the Funds at 1-800-492-8332 or (2) on the SEC website at http://www.sec.gov.

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B-2

BUFFALO FUNDS
PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Charter Documents.
	(i)	(A)	Agreement and Declaration of Trust dated February 14, 2001, was previously filed with the Registration Statement on Form N-1A on February 21, 2001, and is incorporated herein by reference.
(B)
Certificate of Trust of Buffalo Funds as filed with the State of Delaware on February 14, 2001, was previously filed with the Registration Statement on Form N-1A on February 21, 2001, and is incorporated herein by reference.

(b)			By-Laws.
	(i)		By-Laws of Buffalo Funds dated February 21, 2001, were previously filed with Registration Statement on Form N-1A on February 21, 2001, and are incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and By-Laws.
(d)			Investment Advisory Contracts.
(i)
Amended and Restated Management Agreement between Kornitzer Capital Management, Inc. and Buffalo Funds on behalf of its series Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund and Buffalo USA Global Fund dated August 19, 2008, was previously filed with Post-Effective Amendment No. 23 on Form N-1A on November 5, 2008, and is herein incorporated by reference.

(e)			Distribution Contracts.
	(i)	(A)
Distribution Agreement between Quasar Distributors, LLC., Kornitzer Capital Management, Inc., Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc. and Buffalo Funds (Buffalo Mid Cap and Buffalo Science & Technology Funds) dated April 25, 2003, was previously filed with Post-Effective Amendment No. 3 on Form N-1A on July 30, 2003, and is herein incorporated by reference.

(B)
Amended Exhibit A to the Distribution Agreement regarding the addition of the Buffalo Micro Cap Fund was previously filed with Post-Effective Amendment No. 8 on Form N-1A on May 19, 2004, and is herein incorporated by reference.

		(C)	Amendment to the Distribution Agreement dated December 1, 2006, was previously filed with Post-Effective Amendment No. 15 on Form N-1A on December 15, 2006, and is herein incorporated by reference.
		(D)	Amendment to the Distribution Agreement dated August 10, 2007, was previously filed with Post-Effective Amendment No. 18 on Form N-1A on September 27, 2007, and is herein incorporated by reference.
		(E)	Amendment to the Distribution Agreement dated February 15, 2008, was previously filed with Post-Effective Amendment No. 19 on Form N-1A on April 15, 2008, and is herein incorporated by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)			Custodian Agreements.
	(i)	(A)	Amended and Restated Custody Agreement dated December 1, 2006, was previously filed with Post-Effective Amendment No. 15 on Form N-1A on December 15, 2006, and is herein incorporated by reference.
		(B)	Amended and Restated Custody Agreement dated August 10, 2007, was previously filed with Post-Effective Amendment No. 18 on Form N-1A on September 27, 2007, and is herein incorporated by reference.
(C)
Amendment to the Amended and Restated Custody Agreement dated February 15, 2008, was previously filed with Post-Effective Amendment No. 19 on Form N-1A on April 15, 2008, and is herein incorporated by reference.

(h)			Other Material Contracts.
	(i)	(A)
Amended and Restated Master Services Agreement dated November 19, 2010, was previously filed with Post-Effective Amendment No. 30 on Form N-1A on July 29, 2011, and is herein incorporated by reference.

(i)			Legal Opinions.
	(i)		Opinion and Consent of Counsel – Filed Herewith.
(j)			Other Opinions.
	(i)		Power of Attorney for Registrant dated May 20, 2005, was previously filed with Post-Effective Amendment No. 10 on Form N-1A on May 20, 2005, and is herein incorporated by reference.
	(ii)		Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)			Omitted Financial Statements – Not Applicable.
(l)			Initial Capital Agreements – Not Applicable.
(m)			Rule 12b-1 Plan – Not Applicable.
(n)			Rule 18f-3 Plan – Not Applicable.
(o)			Reserved.
(p)			Code of Ethics.
(i)
Amended and Restated Joint Code of Ethics of Buffalo Funds and Kornitzer Capital Management, Inc. dated February, 2009, was previously filed with Post-Effective Amendment No. 25 on Form N-1A on July 31, 2009.

	(ii)		Code of Ethics for the Access Persons of Quasar Distributors, LLC, dated September 1, 2005, was previously filed with Post-Effective Amendment No. 15 on Form N-1A on December 15, 2006.

Item 29.  Persons Controlled by or Under Common Control with Registrant

 None.

Item 30.  Indemnification

Article VII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

2

Article VII, Section 2(b) of the Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VII.

Item 31.  Business and Other Connections of Investment Adviser

Kornitzer Capital Management, Inc. is a federally registered investment adviser that provides investment management services to the Buffalo Funds family of mutual funds.  Kornitzer also manages the assets of non-fund advisory clients.

For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisers and each officer of the Registrant’s investment advisers is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see Kornitzer Capital Management, Inc.’s Form ADV (File #801-34933) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	IronBridge Funds, Inc.
Aegis Funds	Jacob Funds, Inc.
Aegis Value Fund, Inc.	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Ambassador Funds	LoCorr Investment Trust
Artio Global Funds	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing MLP Funds Trust	Perritt Microcap Opportunities Fund, Inc.
DoubleLine Funds Trust	PineBridge Mutual Funds
Empiric Funds, Inc.	PRIMECAP Odyssey Funds
Evermore Funds Trust	Professionally Managed Portfolios
First American Funds, Inc.	Prospector Funds, Inc.
First American Investment Funds, Inc.	Purisima Funds
First American Strategy Funds, Inc.	Rainier Investment Management Mutual Funds
Fort Pitt Capital Funds	RBC Funds Trust
Glenmede Fund, Inc.	SCS Financial Funds
Glenmede Portfolios	Thompson Plumb Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	USA Mutuals Funds
Hennessy Funds Trust	Wall Street Fund
Hennessy Funds, Inc.	Wexford Trust/PA
Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hennessy SPARX Funds Trust	WY Funds
Hotchkis & Wiley Funds

3

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)  This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)  This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)  This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)   Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Investment Adviser	Kornitzer Capital Management, Inc. 5420 West 61st Place Shawnee Mission, Kansas 66205

Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, Wisconsin 53202

4

Item 34.  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.  Undertakings

Not Applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 33 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shawnee Mission and State of Kansas, on the 29th day of June, 2012.

            BUFFALO FUNDS
                                Registrant

                                                                    By:  /s/ Kent W. Gasaway
                                                                                  Kent W. Gasaway
                                                                                  President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 33 to its Registration Statement has been signed below on June 29, 2012, by the following persons in the capacities indicated.

/s/ Kent W. Gasaway Kent W. Gasaway	President and Treasurer
/s/ Joseph C. Neuberger* Joseph C. Neuberger	Chairman and Trustee
/s/ Thomas S. Case* Thomas S. Case	Trustee
/s/ J. Gary Gradinger* J. Gary Gradinger	Trustee
/s/ Philip J. Kennedy* Philip J. Kennedy	Trustee
/s/ Grant P. Sarris* Grant P. Sarris	Trustee
*By: /s/ Kent W. Gasaway Kent W. Gasaway (Pursuant to Power of Attorney previously filed)

6

INDEX TO EXHIBITS

Exhibit Number	Description

(i)(i)	Opinion and Consent of Counsel

(j)(ii)	Consent of Independent Registered Public Accounting Firm

7